                                                            [STRONG LOGO]
     THE STRONG
     CONSERVATIVE
     EQUITY FUNDS
-------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o APRIL 30, 1999

                       [PICTURE OF STRONG FUNDS BUILDING]

     The Strong American Utilities Fund

     The Strong Asset Allocation Fund

     The Strong Blue Chip 100 Fund

     The Strong Equity Income Fund

     The Strong Growth and Income Fund

     The Strong Limited Resources Fund

     The Strong Total Return Fund

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

The other day, in the space of less than 24 hours, you could have heard that:

     o The bull-market run for big Blue Chip stocks is over.

     o The bull-market run for big-company stocks could last another five years.

     o Small cap stocks will outperform big-company stocks for the next 10 years.

     o Small-caps will lag large caps for the foreseeable future.

     o Inflation is coming back with a vengeance.

     o There's no real sign of inflation on the horizon.

     o Rates will rise for the rest of the year.

     o The Fed has no plans to touch rates for the rest of 1999.

     o Asia is on the mend.

     o Asia is still in the tank.

Interestingly, all of those observations were all provided by well-respected professionals in the investment community -- which goes to show that in the world of investing, even smart people differ. Nobody has a corner on the market for insight but practically everyone has an opinion. And there are more ways than ever today to share your convictions. Technology has seen to that.

Nowadays, information travels faster than the speed of thought, which is both a blessing and a curse. On the one hand, it's wonderful to have such resources literally at the tip of your fingers. On the other hand, it's overwhelming to have so much information, much of it conflicting, coming at you like a bullet train.

The trick is to have a plan that will keep you on the right financial track. Figure out where you're going, how much time you have to get there, and calculate your tolerance for risk. Then set your financial goals and stick with them. Don't get derailed by the whirl of information that technology offers.

Meanwhile, day trading is fast replacing baseball as the national pastime. If you believe just a small percentage of what you read, anyone with a laptop and a modem is practically guaranteed financial independence overnight. Don't believe it. There is a mountain of research out there that demonstrates conclusively that the success rate of investors day trading in the securities and commodities markets is pretty low.

Money--relative to history--just isn't that easy to make, or keep.

Do you want to increase your chances for financial success? Set your goals. Devise an intelligent plan that suits your profile. Then discipline yourself to ignore all that informational clutter.

The realization of long term financial goals requires a lot of planning and even more patience.

                                                       /s/Dick

                                   THE STRONG
                              CONSERVATIVE EQUITY
                                     FUNDS
                                ---------------
                      SEMI-ANNUAL REPORT o APRIL 30, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong American Utilities Fund ..............................2
     The Strong Asset Allocation Fund ................................4
     The Strong Blue Chip 100 Fund ...................................6
     The Strong Equity Income Fund ...................................8
     The Strong Growth and Income Fund ..............................10
     The Strong Limited Resources Fund ..............................12
     The Strong Total Return Fund ...................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities
          The Strong American Utilities Fund ........................16
          The Strong Asset Allocation Fund ..........................16
          The Strong Blue Chip 100 Fund .............................19
          The Strong Equity Income Fund .............................21
          The Strong Growth and Income Fund .........................23
          The Strong Limited Resources Fund .........................24
          The Strong Total Return Fund ..............................25
     Statements of Assets and Liabilities ...........................28
     Statements of Operations .......................................29
     Statements of Changes in Net Assets ............................30
     Notes to Financial Statements ..................................34

FINANCIAL HIGHLIGHTS ................................................37

                                  ==================
                       THE STRONG AMERICAN UTILITIES FUND
----------------------------------==================----------------------------

FUND
 HIGHLIGHTS

o For the six months ended April 30, 1999, the Strong American Utilities Fund returned 10%, compared to 10.91% for the Lipper Utility Funds Index and 2.94% for the S&P Utilities Index--the Fund's benchmark.*

o Energy exposure was increased in anticipation of rising oil prices. The Fund benefited because the Organization of Petroleum Exporting Countries' agreement to cut oil production has, in fact, resulted in a meaningful oil price recovery and rising energy-stock prices.

o    Telephones were the best- performing sector of the Fund.

---------------------------------------

          YIELD SUMMARY(1)

           As of 4-30-99

 30-day annualized
             yield     2.34%

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(2)

            As of 4-30-99

          1-year       17.29%

          3-year       19.75%

          5-year       18.29%

 Since Inception       15.99%
     (on 7-1-93)

---------------------------------------

          FIVE LARGEST STOCK
              HOLDINGS

  Based on net assets as of 4-30-99

SECURITY                % OF NET ASSETS
---------------------------------------
Ameritech Corporation             6.6%

Alltel Corporation                6.5%

NiSource, Inc.                    5.9%

Enron Corporation                 5.9%

Ameren Corporation                5.6%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER


/s/ William H. Reaves
William H. Reaves
Portfolio Manager

--------------------------------------------------------------------------------

An upward spike in interest rates in February produced a characteristic sell-off of utility stocks. In addition, investors who purchased utilities in the aftermath of last summer's global economic uncertainty sold their utility investments and shifted their investments back to more aggressive areas as fear subsided and the stock market resumed its powerful upward trend. As a result, electric and gas utilities are priced, in our view, at an exceptionally large discount to the broad market averages.

We believe investors are presented currently with an exceptional opportunity to invest in a utilities portfolio. Electric and gas utilities represent about 47% of the Fund's portfolio. Among the many factors that can work to change attitudes and attract interest to electric and gas utilities are:

1. The electric and gas utility industries are consolidating into fewer, larger, and stronger companies. The companies are establishing platforms and revealing their long-term focus and strategies to deliver two to three times traditional electric- and gas-utility earnings growth. Indicated growth prospects of 8% to 10% are fast becoming the standard.

2. An earnings growth rate of 8% to 10% should, over the long term, be very attractive to investors. Many utilities also produce above-average dividend yields, creating a powerful compounding effect.

                                           -------------------------------------

                                                       WE BELIEVE

                                                      INVESTORS ARE

                                                   PRESENTED CURRENTLY

                                                       WITH A GREAT

                                                      OPPORTUNITY TO

                                                       INVEST IN A

                                                   UTILITIES PORTFOLIO.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Yields are historical and do not represent future yields, which will fluctuate.

2 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

     The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

3. The premium price that buyers are willing to pay to acquire electric and gas companies should favorably influence stock prices in due course.

Additional positive factors previously mentioned in our annual report to you include deregulation and restructuring of utilities across the U.S., and large stock buybacks over the next few years.

In view of their significant price appreciation, we reduced the holdings of the telephone group moderately through selling on price strength. The telephone holdings' double-digit growth outlook for 1999 and 2000 remains unchanged, and as of now, the stocks are again priced at a discount to the market. We will be alert for opportunities to increase exposure to this group as uncertainties related to increasing competition, merger approvals, long-distance entry, and other regulatory issues lessen.

Any further recovery in Southeast Asian economies and a return to more normal winter weather in the Northern Hemisphere could lead to a meaningful increase in oil and gas prices. Given the cost-cutting efforts of recent years, higher energy prices stand to have an outsized influence on earnings.

Thank you for your continued confidence in the Strong American Utilities Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 7-1-93 to 4-30-99

             THE STRONG
              AMERICAN        S&P 500     Lipper Utility  S&P Utilities
           UTILITIES FUND   Stock Index*   Funds Index*       Index*
 6-93          10,000         10,000          10,000          10,000
12-93          10,450         10,496          10,167          10,090
12-94          10,178         10,635           9,223           9,289
12-95          13,939         14,631          11,724          13,193
12-96          15,106         17,991          12,817          13,605
12-97          19,270         23,993          16,113          16,958
12-98          23,190         30,849          19,077          19,462
 4-99          23,760         33,641          19,590          19,181

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the Lipper Utility Funds Index and the S&P Utilities Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The S&P Utilities Index is an unmanaged index generally representative of the U.S. market for utility stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG AMERICAN UTILITIES FUND INVESTS PRIMARILY IN PUBLIC UTILITY COMPANIES HEADQUARTERED IN THE UNITED STATES. STOCKS ARE PICKED THAT WILL BENEFIT FROM ECONOMIC, REGULATORY, POLITICAL, OR COMPANY-SPECIFIC CHANGES THAT WE HAVE IDENTIFIED. THE GOAL IS TO ACHIEVE LONG-TERM GROWTH OF YOUR INVESTMENT WITH A LEVEL OF RISK BELOW THAT OF THE MARKET AS A WHOLE. DIVIDEND INCOME PLAYS AN IMPORTANT ROLE IN GROWING VALUE AND LESSENING RISK. CONSEQUENTLY, BOTH DIVIDEND YIELD AND THE POTENTIAL FOR GROWTH IN DIVIDENDS ARE IMPORTANT CRITERIA WE USE WHEN SELECTING STOCKS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Rising interest rates and a return of investor confidence in the broad market contributed to a sell-off of utility stocks. This has led to exceptional opportunities in electric and gas stocks.

o The broad market represented by the S&P 500 Stock Index continued a powerful upward trend, driven by the performance of approximately 20 stocks.

o Interest rates may have reversed an 18-month declining trend in February, as they rose from a range of 5%-5.21% to as high as 5.69% recently.

                                   ================
                        THE STRONG ASSET ALLOCATION FUND
-----------------------------------================-----------------------------

FUND
 HIGHLIGHTS

o For the period November 1, 1998 through April 30, 1999, the Fund earned a return of 19.26%, comparing favorably to its benchmark 60/35/5 Balanced Index and other comparable funds.

o The Federal Reserve's interest rate reductions restored confidence and liquidity in the marketplace, encouraging investors to again focus on large-capitalization stocks. This bias benefited the Fund as its allocation was heavily weighted toward equities, and in particular large-capitalization stocks.

o The Fund's fixed income allocation gradually rebounded in response to the Fed's easing stance.

---------------------------------------

           AVERAGE ANNUAL
          TOTAL RETURNS(1)

           As of 4-30-99

         1-year      17.32%

         5-year      15.57%

        10-year      11.84%

Since Inception      14.54%
  (on 12-30-81)

---------------------------------------

           ASSET ALLOCATIONS

                   10-31-98    4-30-99
---------------------------------------
Stocks                68.4%      63.5%

Bonds                 28.9%      28.9%

Short-Term
Investments            2.7%       7.6%

The Fund's asset allocation does not
reflect any futures  positions held by
the Fund.


PERSPECTIVES
FROM THE MANAGERS

/s/ Rimas Milaitis     /s/ Jeffrey A. Koch    /s/ Bradley C. Tank
Rimas Milaitis         Jeffrey A. Koch        Bradley C. Tank
Portfolio Co-manager   Portfolio Co-manager   Portfolio Co-manager

--------------------------------------------------------------------------------

Over the past six months, global monetary authorities fought the ill effects of the Asian crises. Calls of pending economic depression faded as the months passed and the U.S. economy continued to act as the consumer of last resort. With domestic interest rates at low levels and positive employment trends, the domestic economy continued to work through any impediments placed in its way. Low inflation and interest rates were a boon to the consumer as spending and sentiment ran high. Seeking to benefit from these dynamics, the Fund had significant exposure to the retail sector relative to its benchmark. We captured the benefits of a strong housing and remodeling market through our investments in Home Depot and Lowe's Companies, while our investment in Wal-Mart allowed the Fund to benefit from broad-based consumer-spending strength.

Technology stocks outperformed all sectors of the market by a wide margin during the period. Inventory levels returned to normal levels from an over-supplied position, thus restoring industry health. In addition, the telecommunications and networking industries were the focus of investors as Internet access and broadband needs emphasized demand. Many companies that were directly or indirectly involved with the Internet attained marquis status. The Fund's stakes in America Online, Cisco Systems, and MCI WorldCom allowed us to take advantage of these very favorable trends.

                                           -------------------------------------

                                                    THE FUND BEGAN TO

                                                  REBUILD ITS EXPOSURE

                                                  TO OIL SHARES THROUGH

                                                     INVESTMENTS IN

                                                    COMPANIES SUCH AS

                                                    BRITISH PETROLEUM

                                                        AND EXXON.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

During the Asian crises, many commodities saw their prices decline severely, and the price of oil was no exception. The Fund began to rebuild its exposure to oil shares through investments in companies such as British Petroleum and Exxon, allowing us to take advantage of low share valuations, OPEC's agreement to cut production in order to push oil prices higher, and the global economic healing process taking shape.

Investors found renewed confidence in financial industry stocks as a result of the Fed's interest rate cuts. The Fund benefited from this trend by emphasizing investments in financial companies such as Citigroup and Chase Manhattan.

We're cautiously optimistic in our outlook. The U.S. economy is on solid economic footing and acting as a major support to the healing world economies. Positive signs are beginning to emerge from the Asian countries, although any number of issues may emerge to slow this process.

Thank you for your investment in the Strong Asset Allocation Fund. We look forward to continuing to help you pursue your investment goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT

                            From 12-30-81 to 4-30-99

        THE STRONG ASSET     S&P 500       Lipper Flexible       60/35/5
        ALLOCATION FUND    Stock Index*   Portfolio Average*  Balanced Index*
12-81       10,000            10,000           10,000             10,000
12-83       19,344            14,896           15,282             14,383
12-85       25,346            20,853           20,150             19,780
12-87       29,734            26,044           24,988             24,473
12-89       36,104            39,993           32,322             34,088
12-91       44,393            50,557           40,292             42,961
12-93       52,469            59,892           48,465             50,376
12-95       63,028            83,487           59,718             64,595
12-97       81,219           136,906           80,598             91,280
 4-99      105,116           191,957           96,254            116,456

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the Lipper Flexible Portfolio Average and the 60/35/5 Balanced Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return. The 60/35/5 Balanced Index is comprised of 60% S&P 500 Stock Index, 35% Lehman Brothers Intermediate Government/Corporate Bond Index, and 5% Salomon Brothers 3-Month Treasury Bill Index. The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of 1-10 years. The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of Three-Month Treasury Bills. Source of the 60/35/5 Balanced Index and the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG  ASSET  ALLOCATION  FUND  INVESTS IN THE THREE MAJOR  ASSET  CLASSES:
STOCKS, BONDS AND CASH. THIS ALLOCATION IS BASED ON AN EVALUATION OF THE ECONOMY AND MARKET CONDITIONS. IN AN AVERAGE ENVIRONMENT, THE FUND CONSISTS OF 60% STOCKS, 35% BONDS AND 5% CASH. THE MANAGERS CHOOSE INDIVIDUAL STOCKS, MOSTLY LARGE-CAPITALIZATION, THAT STAND TO BENEFIT FROM PROJECTED ECONOMIC AND MARKET TRENDS. THE FUND'S INTERMEDIATE-TERM BOND INVESTMENTS HELP TEMPER THE VOLATILITY OF THE FUND'S STOCKS, WHILE CORPORATE AND HIGH-YIELD BOND INVESTMENTS, WITH YIELDS TYPICALLY HIGHER THAN TREASURIES, GENERATE DIVIDEND INCOME.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o By holding to our discipline, we remained fully invested and retained maximum weighting in equities during the period, allowing us to capture the upward move in stock prices.

o    The  economy  was able to benefit  from the  downward  move in rates  which
     provided  a  huge  boost  to  most  non-manufacturing-related   industries,
     including housing, technology, retail, finance, and autos.

o While the equity market was flirting with new highs, the fixed income markets were slower to recover. Corporate bonds, both investment grade and high yield, improved marginally but were nowhere near the valuation levels that were prevalent prior to this fall's financial market turmoil.

                                     =============
                          THE STRONG BLUE CHIP 100 FUND
-------------------------------------=============------------------------------

FUND
 HIGHLIGHTS

o For the 6-month period ended April 30, 1999, the Strong Blue Chip 100 Fund returned 29.08%, handily outperforming its bench-mark, the S&P 500 Stock Index (S&P 500) which returned 22.32%.*

o Investors continued to demonstrate a preference for the earnings stability and predictability of large-cap stocks--a trend that benefited the Fund.

o The Fund benefited from its holdings in large-cap technology stocks, an area strengthened by healthy consumer spending and a widely held optimism in the profitability of the Internet.

---------------------------------------

           AVERAGE ANNUAL
           TOTAL RETURN(1)

           As of 4-30-99

          1-year       36.76%

 Since Inception       34.60%
    (on 6-30-97)

---------------------------------------

         FIVE LARGEST STOCK
             HOLDINGS

  Based on net assets as of 4-30-99

SECURITY               % OF NET ASSETS
---------------------------------------
Microsoft Corporation             4.2%

America OnLine, Inc.              3.9%

Time Warner, Inc.                 3.8%

MCI WorldCom, Inc.                3.7%

Wal-Mart Stores, Inc.             3.7%

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER


/s/Karen E. McGrath
Karen E. McGrath
Portfolio Manager

--------------------------------------------------------------------------------

Over the past 6 months, the Strong Blue Chip 100 Fund benefited from investors' continued preference for the familiarity and stability of large-cap stocks. Positive earnings announcements from many of the largest U.S. companies also boosted blue chips.

Overall, the U.S. economy has continued to show powerful growth, despite recent predictions of a slowdown by many economists. Interest rate cuts by the Federal Reserve had a very positive effect on domestic markets, relieving investors of many worries about impending recession, unstable Asian economies, and credit tightening at home. These low interest rates, together with very low inflation, spurred consumer spending to high levels, especially in the technology and retail sectors.

We sought to take advantage of consumer sentiment in the actively managed portion of the Fund. In keeping with our strategy of emphasizing companies with high returns on equity, strong and improving profit margins, and dependable earnings growth, we overweighted the technology sector with the stocks of companies such as Microsoft and America Online. Our holdings in giant retailers like Wal-Mart allowed the Fund to take advantage of the broad-based strength in consumer spending. During the second half of the period, we increased our holdings in the financial sector, an area that benefited from renewed investor interest after the Federal Reserve action last fall.

                                           -------------------------------------

                                                      WE SOUGHT TO

                                                     TAKE ADVANTAGE

                                                      OF POSITIVE

                                                   CONSUMER SENTIMENT

                                                    IN THE ACTIVELY

                                                    MANAGED PORTION

                                                      OF THE FUND.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

To allow the actively managed portion of the Fund to make a meaningful impact on performance, we continue to limit these holdings to about 30 companies. Our strategy was successful, allowing us to outperform the S&P 500 by 6.76% for the six-month period.

Looking ahead, we expect domestic economic growth to slow somewhat over the next several months, holding at a more sustainable rate of around 2%. Underlying fundamentals should continue to favor financial assets and justify high valuations for common stocks. Signs are pointing toward continued recovery of global economies, especially in Japan.

There is always the potential for a short-term correction initiated by temporary lapses in investor confidence. Overall, though, the investment outlook remains positive. The current domestic environment is a healthy one for large companies with demonstrated track records--and for the Strong Blue Chip 100 Fund.

Thank you for your investment and continued confidence. We look forward to serving your investment needs in the future.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-97 to 4-30-99

              THE STRONG                         Lipper Growth
              BLUE CHIP           S&P 500          and Income
               100 FUND        Stock Index*       Funds Index*
   6-97         10,000            10,000             10,000
   9-97         10,750            10,749             10,837
  12-97         10,872            11,058             10,943
   3-98         12,406            12,600             12,190
   6-98         13,233            13,016             12,214
   9-98         12,257            11,721             10,691
  12-98         15,647            14,218             12,429
   3-99         17,342            14,926             12,692
   4-99         17,241            15,504             13,515


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

THE STRONG BLUE CHIP 100 FUND INVESTS SOLELY IN THE 100 LARGEST COMPANIES PRIMARILY PUBLICLY TRADED IN THE UNITED STATES. WITH HALF THE FUND'S ASSETS, THE MANAGER SELECTS THE 20 TO 30 STOCKS CONSIDERED MOST ATTRACTIVE. THIS CONCENTRATION IS DESIGNED TO INCREASE RETURNS ABOVE THOSE OF THE 100 COMPANIES AS A GROUP. IN THE OTHER HALF OF THE PORTFOLIO, THE FUND STAYS ANCHORED IN AN INDEX OF ALL 100 OF THE LARGEST STOCKS. THIS CAN HELP REDUCE VOLATILITY IN DIFFICULT MARKETS. THE FUND INVESTS FOR BOTH CAPITAL GROWTH AND INCOME.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Economists waffled in their views between a healthy domestic economy and concern that its growth might require tightening by the Federal Reserve.

o Moves by the Federal Reserve to cut interest rates over the period went a long way to restore investor confidence, easing fears of domestic recession and the Asian crisis.

o    Healthy  consumer   spending  drove  the  retail  and  financial  areas  to
     exceptionally strong performances. Investors' enthusiastic expectations of the Internet's potential pushed technology stocks to staggering levels.

o With the exception of energy, all major market sectors produced strong returns.

                                     =============
                          THE STRONG EQUITY INCOME FUND
-------------------------------------=============------------------------------

FUND
 HIGHLIGHTS

o For the six-month period ended April 30, 1999, the Fund returned 18.33%, comparing favorably to other equity income funds but trailed the S&P 500 Stock Index* by 3.99%.

o Rate cuts by the Federal Reserve restored confidence in the market place, prompting investors to re-accumulate large-cap stocks --a bias that benefited the Fund.

o Technology stocks outperformed all other sectors with valuations that boggled the mind--especially Internet stocks. The Fund did not have exposure to this sector and thus did not benefit from the casino-style environment that existed during the period.

---------------------------------------

           AVERAGE ANNUAL
          TOTAL RETURNS(1)

           As of 4-30-99

           1-year      15.69%

           3-year      24.87%

  Since Inception      26.36%
    (on 12-29-95)

---------------------------------------

           TOP FIVE SECTORS

  Based on net assets as of 4-30-99

SECTOR                 % OF NET ASSETS
---------------------------------------
Financial                        20.1%

Capital Equipment                13.7%

Technology                       13.1%

Healthcare                       11.5%

Retail                           10.6%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER


/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager

--------------------------------------------------------------------------------

The monetary authorities globally had been combating the ill effects of the Asian crises throughout the period. Calls of pending economic depression faded as the months passed and the strong U.S. economy continued to act as the consumer of last resort. With domestic interest rates at low levels and employment enjoying positive trends, the U.S. economy continued to work through the impediments placed before it. Low inflation and interest rates were a boon to the consumer as spending and sentiment ran high. Seeking to benefit from these dynamics, the Fund had significant exposure to the retail sector relative to its benchmark. We captured the benefits of a strong housing and remodeling market through our investments in Home Depot and Lowe's Companies, two firms that dominate the do-it-yourself industry. In addition, our investment in Wal-Mart allowed the Fund to benefit from the broad-based strength in consumer spending.

During the Asian crises, many commodities saw their prices decline severely, and the price of oil was no exception. It was during this period that the Fund began to rebuild its exposure to oil shares through investments such as Exxon and Chevron corporations. Motivation behind this move was three-fold: low share valuations fully reflecting the decline in oil prices, OPEC's agreement to cut oil production to push prices higher, and the global economic healing process which was taking shape.

                                           -------------------------------------

                                                     WE CAPTURED THE

                                                   BENEFITS OF A STRONG

                                                       HOUSING AND

                                                    REMODELING MARKET

                                                       THROUGH OUR

                                                   INVESTMENTS IN HOME

                                                     DEPOT AND LOWES

                                                   COMPANIES, TWO FIRMS

                                                   THAT DOMINATE THE DO-

                                                   IT-YOURSELF INDUSTRY.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

The shares of oil companies began to outperform during the latter half of the period, benefiting Fund performance.

We also emphasized investments in financial companies such as Citigroup and Chase Manhattan, as they would be direct beneficiaries of the now-positive global trends in financial markets. The Federal Reserve action early in the period had gone a long way in restoring investor confidence in financial-industry stocks.

Our outlook is one of cautious optimism. The U.S. economy is on solid economic footing and is acting as a major support to the healing world economies. Positive signs are beginning to emerge from Asian geographies, including appreciating currencies, rising stock markets, and the re-emergence of export orders. Fragile as this recovery is, signs of its emergence are unequivocal. Though the signs look promising, any number of issues may emerge to slow this process--another crisis, military conflict, or a relapse by any one of the recovering countries causing further damage. We remain optimistic and expect a recovery in corporate profits.

Thank you for your support and trust. We look forward to helping you pursue your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 4-30-99

           THE STRONG                      Lipper Equity     S&P/Barra
             EQUITY          S&P 500       Income Funds      500 Value
           INCOME FUND     Stock Index*       Index*           Index*
12-95        10,000          10,000           10,000          10,000
 6-96        11,296          11,010           10,670          10,857
12-96        12,810          12,296           11,797          12,199
 6-97        15,126          14,830           13,558          14,210
12-97        16,822          16,398           15,001          15,856
 6-98        19,327          19,303           16,440          17,780
12-98        20,632          21,085           16,767          18,183
 4-99        21,812          22,992           17,974          20,313

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the Lipper Equity Income Funds Index, and the S&P/Barra 500 Value Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Equity Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The S&P/Barra 500 Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG EQUITY INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHICH SECTORS ARE LIKELY TO ALLOW COMPANIES TO GROW THEIR EARNINGS AND WHICH ARE NOT. BASED ON THAT ANALYSIS, WE INVEST LARGER OR SMALLER PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P 500). WE CHOOSE INDIVIDUAL COMPANIES IN EACH SECTOR THAT WE BELIEVE WILL BENEFIT MOST FROM THE ECONOMIC ENVIRONMENT WE FORESEE. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Our observation of the U.S. economy as sound allowed the Fund to capture the majority of the market's upward move, and avoid trying to "time the market."

o The market was willing to take incredible leaps of faith with Internet companies demonstrating low revenues, higher expenses than revenues, and questionable future profitability. The Fund shied away from investments in this area.

o Despite economists' preachings of impending recession, the U.S. economy benefited from the downward move in interest rates which helped nearly all non-manufacturing-related industries. The Fund benefited from its emphasis of many of these areas.

                                   =================
                        THE STRONG GROWTH AND INCOME FUND
-----------------------------------=================----------------------------

FUND
 HIGHLIGHTS

o During the period November 1, 1998 through April 30, 1999, the Fund outperformed its benchmark by over 4%, earning a 26.55% return versus a 22.32% return for the S&P 500 Stock Index.*

o Newly confident investors began to re-accumulate shares of blue-chip companies. Our significant exposure to these stocks benefited the Fund handsomely.

o Technology stocks handily outperformed all sectors of the market, driven in part by a healing of computer-related issues and the emergence of the web. The Fund benefited from an overweight in this sector.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 4-30-99

          1-year       27.64%

          3-year       29.84%

 Since Inception       31.65%
   (on 12-29-95)

---------------------------------------

           TOP FIVE SECTORS

   Based on net assets as of 4-30-99

SECTOR                 % OF NET ASSETS
---------------------------------------
Technology                       27.3%

Financial                        16.8%

Capital Equipment                12.9%

Retail                            9.4%

Healthcare                        8.9%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Rimas Milaitis
Rimas Milaitis
Portfolio Manager

--------------------------------------------------------------------------------

Global monetary authorities had been combating the ill effects of the Asian crises throughout the period. Calls of pending economic depression faded as the months passed and the U.S. economy continued to act as the consumer of last resort. With interest rates here at low levels and employment enjoying positive trends, the domestic economy continued to work through any impediments placed in its way. Low inflation and interest rates were a boon to the consumer as spending and sentiment ran high. Seeking to benefit from these dynamics, the Fund had significant exposure to the retail sector relative to the benchmark. We captured the benefits of a strong housing and remodeling market through our investments in Home Depot and Lowe's Companies, while our investment in Wal-Mart allowed the Fund to benefit from broad-based consumer-spending strength.

The technology sector re-emerged as a market leader during the period. This area awakened from a slumber caused by a severe glut of computer-related products that by this time had been worked down, and the health of these industries was being restored. In addition, the Internet had become a new driver in the technology field. Companies that were directly or indirectly involved had attained marquis status. The Fund's stakes in America Online, Cisco Systems, and MCI WorldCom allowed us to take advantage of these very favorable trends.

During the Asian crises, many commodities saw their prices decline severely, and the price of oil was no exception. The Fund began to rebuild its exposure to oil shares through investments in companies such as British Petroleum and Exxon,

                                           -------------------------------------

                                                      THE TECHNOLOGY

                                                     SECTOR RE-EMERGED

                                                     AS A MARKET LEADER

                                                     DURING THE PERIOD.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

allowing us to take advantage of low share valuations, OPEC's agreement to cut production in order to push oil prices higher, and the global economic healing process taking shape.

We emphasized investments in financial companies such as Citigroup and Chase Manhattan, since they would be direct beneficiaries of the now-positive global trends in financial markets. The Federal Reserve's moves early in the period had gone a long way in restoring investor confidence in financial-industry stocks.

Our outlook is one of cautious optimism. The U.S. economy is on solid economic footing and acting as a major support to the healing world economies. Positive signs--appreciating currencies, rising stock markets, and the re-emergence of export orders--are beginning to emerge from the Asian geographies. Fragile as this recovery is, indications of its emergence are unequivocal. Though the signs look promising, any number of issues may emerge to slow this process.

Thank you for your support and trust. We look forward to helping you pursue your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-29-95 to 4-30-99

               THE STRONG                           Lipper Growth
               GROWTH AND          S&P 500            and Income
               INCOME FUND       Stock Index*        Funds Index*
12-95            10,000            10,000               10,000
 6-96            11,556            11,010               10,846
12-96            13,191            12,296               12,067
 6-97            15,469            14,830               13,992
12-97            17,199            16,398               15,311
 6-98            20,447            19,303               17,089
12-98            22,866            21,085               17,390
 4-99            25,008            22,992               18,909


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG GROWTH AND INCOME FUND USES A TOP-DOWN ANALYSIS OF THE ECONOMY TO DETERMINE WHETHER TO INVEST EITHER LARGE OR SMALL PORTIONS OF THE FUND'S ASSETS IN EACH OF THE SEVEN MAJOR ECONOMIC SECTORS OF THE S&P 500 STOCK INDEX (S&P
500). FROM EACH SECTOR, WE THEN CHOOSE THE INDIVIDUAL COMPANIES WE BELIEVE WILL BENEFIT MOST FROM THE ECONOMIC ENVIRONMENT WE FORESEE. THE FUND INVESTS PRIMARILY IN LARGE, DIVIDEND-PAYING COMPANIES, BUT MAY INVEST IN SOME SMALLER COMPANIES UNDER CERTAIN MARKET CONDITIONS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o We held to our strict discipline of watching the big picture in determining the status of the economic environment here and abroad. It appeared the U.S. economy was fundamentally sound, so we held our ground as fear and panic consumed the market early on, allowing the Fund to capture the market's full upward move.

o The Fund shied away from direct Internet-company investments, with the exception of America Online.

o Despite economists' preachings of impending recession, the U.S. economy benefited from the downward move in interest rates which helped nearly all non-manufacturing-related industries. The Fund benefited from its emphasis of many of these areas.

                                   =================
                        THE STRONG LIMITED RESOURCES FUND
-----------------------------------=================----------------------------

FUND
 HIGHLIGHTS

o The Strong Limited Resources Fund appreciated 15.04% in the six months ended April 30, 1999.

o After underperforming the general market for most of this period, the resources area began to perform better during the first quarter of 1999 as Asian economic activity stopped declining, OPEC announced new oil-production cutbacks, other resource industries curtailed production, and commodity prices began to improve.

o In the winter, we shifted into a more aggressive posture in recognition of improved resource-area fundamentals. We increased holdings in the more volatile energy areas such as oil and gas exploration and oil service, and in chemicals, copper, steel, paper, and forest products.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 4-30-99

          1-year       -7.61%

 Since Inception       -6.65%
    (on 9-30-97)

---------------------------------------

          FIVE LARGEST STOCK
              HOLDINGS

  Based on net assets as of 4-30-99

SECURITY               % OF NET ASSETS
---------------------------------------
Chevron Corporation               5.0%

YPF Sociedad Anonima ADR          4.0%

E.I. Du Pont de Nemours & Co.     3.7%

Willamette Industries, Inc.       3.6%

Mobile Corporation                3.6%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER


/s/ Mark A. Baskir
Mark A. Baskir
Portfolio Manager

--------------------------------------------------------------------------------

The past 18 months have been a turbulent time for both your Fund and the natural resources area in general. Since the Asian financial crisis began late in 1997, this area of the market has been impacted by reduced demand for its products from what was formerly the strongest economic growth area in the world. We are now witnessing a fundamental recovery in Asia, with signs pointing to renewed economic growth from the area later in 1999. The outlook is brightening!

In the resources area, most industries have responded to lower demand for their products by reducing capacity and, in some cases such as chemicals and aluminums, by acquiring competitors. No area highlights these characteristics more than the energy area. Specifically, OPEC agreed in March 1999 to reduce production by 2 million barrels per day. In addition, low oil prices led to cutbacks in production in uneconomic fields in the United States and Canada, and to severe spending cuts in the oil industry. Reduced natural gas drilling has raised concern that natural gas will be in tight supply domestically in the fall. As a result, oil and gas prices have both risen significantly in the past few weeks.

We have seen renewed interest in economically sensitive stocks in recent weeks as fundamentals have improved, and investors shift investments to this area

                                           -------------------------------------

                                                     WE EXPECT OIL AND

                                                     NATURAL GAS PRICES

                                                      TO CONTINUE TO

                                                    IMPROVE DURING THE

                                                      NEXT SIX MONTHS,

                                                     AND THEREFORE WE

                                                    HAVE INCREASED OUR

                                                     EXPOSURE IN OIL

                                                   SERVICE AND OIL AND

                                                     GAS EXPLORATION

                                                         COMPANIES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

that has underperformed the market for quite some time. Our assessment of the resource area is that these stocks are still undervalued and should attract more interest as the developing world's economies improve.

We believe that the economic distress in Southeast Asia, Russia, and Latin America--as well as a short-term period of oil oversupply--have only delayed the positive cycle for oil, gas, and other consumable resources. Now that we are beginning to see a recovery in these fundamentals, we feel that the hiatus in the appeal of the resource area is ending. Energy should lead this recovery, and thus remains the principal focus of the Fund. In recognition of the improving outlook for the resources industries, we have added to positions in the paper and forest products, chemicals, steel, and copper industries. We expect oil and natural gas prices to continue to improve during the next six months, and therefore we have increased our exposure in oil service and oil and gas exploration companies, which should be the prime beneficiaries of higher prices.

Thank you for your patience and continued interest in the Strong Limited Resources Fund.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 9-30-97 to 4-30-99

     THE STRONG LIMITED     S&P 500        Lipper Natural         Limited
       RESOURCES FUND     Stock Index*    Resources Average*   Resources Index*
 9-97      10,000            10,000            10,000              10,000
12-97       9,306            10,287             8,468               9,494
 3-98       9,516            11,722             8,778              10,197
 6-98       8,626            12,109             7,899              10,110
 9-98       7,475            10,905             6,617               9,222
12-98       7,275            13,227             6,388               9,387
 3-99       7,635            13,886             6,850               9,780
 4-99       8,968            14,424             8,024              11,539


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the Lipper Natural Resources Average, and the Limited Resources Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Average represents funds that invest more than 65% of its equity commitment in natural resource stocks. The Limited Resources Index is comprised of 50% S&P Energy Index, 40% S&P Basic Materials Index and 10% S&P Natural Gas Index. The S&P Energy Index is an unmanaged index generally representative of the U.S. market for energy stocks. The S&P Basic Materials Index is an unmanaged index generally representative of the U.S. market for basic material stocks. The S&P Natural Gas Index is an unmanaged index generally representative of the U.S. market for natural gas stocks. Source of the S&P 500 and the Limited Resources index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Average in Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG LIMITED RESOURCES FUND INVESTS IN ENERGY AND NATURAL RESOURCES COMPANIES WHICH PROVIDE OPPORTUNITIES FOR CAPITAL APPRECIATION INCOME. WHEN ASSESSING INVESTMENTS WE STRESS EACH COMPANY'S VALUATION, MANAGEMENT'S TRACK RECORD AND COMMITMENT, AND ANY UNIQUE CIRCUMSTANCES THAT COULD GENERATE
ABOVE-AVERAGE LONG-TERM RETURNS. WE ALLOCATE THE FUND'S ASSETS TO INDIVIDUAL RESOURCE SECTORS BASED ON THE ECONOMIC CYCLE AND EACH SECTOR'S ATTRACTIVENESS RELATIVE TO THE OTHERS'. STOCKS ARE SOLD IF A SIGNIFICANT NEGATIVE CHANGE OCCURS IN THE COMPANY'S OUTLOOK OR IF THE STOCK SURPASSES OUR INVESTMENT TARGETS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o In recent months, natural resource stocks have performed as well as the overall market. Investors' renewed interest in the resources area was prompted by a slowing decline in Asian economic activity, recovery of international stock markets, and curtailed production of oil, gas, and other resources.

o Until very recently, the market continued to be driven higher by the same groups--technology, consumer growth, and financial stocks--that have led the market for the past few years.

o In the macroeconomic environment, low inflation, moderate interest rates, and positive earnings results continue to favor the overall stock and bond markets.

                                     ============
                          THE STRONG TOTAL RETURN FUND
-------------------------------------============-------------------------------

FUND
 HIGHLIGHTS

o The Strong Total Return Fund returned 35.61% for the six-month period ended April 30, 1999, which compares favorably to the 22.32% return of the S&P 500 Stock Index.*

o The Fund benefited from its focus on high-quality growth stocks, especially in the retail and financial sectors.

o The uncertainty of many global economies and the potential for a rising dollar led us to avoid multinational companies and firms exposed to foreign competition--a strategy that positively affected the Fund's performance.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURNS(1)

            As of 4-30-99

          1-year       34.47%

          5-year       22.32%

         10-year       14.30%

 Since Inception       17.29%
   (on 12-30-81)

---------------------------------------

            TOP FIVE SECTORS

  Based on net assets as of 4-30-99

SECTOR                 % OF NET ASSETS
---------------------------------------
Technology                       28.8%

Financial                        16.8%

Capital Equipment                11.3%

Energy                            8.8%

Retail                            7.8%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGERS


/s/ Ronald C. Ognar           /s/Ian J. Rogers
Ronald C. Ognar               Ian J. Rogers
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

The Strong Total Return Fund's focus on carefully chosen, high-quality growth stocks led to its outperformance of its index over the last six months. Investors continued to favor large-cap stocks and those companies demonstrating visible earnings growth--the types of stocks targeted by our investment approach. Some of our best-performing stocks during the period were Cisco Systems, Tyco International, and MCI WorldCom.

In the U.S., the consumer remained strong and continued to buy. To take advantage of this trend, we increased our weighting in top retail stocks such as Kohl's Corporation. There was a strong increase in demand for technology as Internet use continued to gain momentum. Early in the reporting period, we moved cash reserves into leading technology stocks, particularly telecommunications equipment, and computer- and Internet-related companies. During the last quarter, however, we grew concerned with the climbing stock prices and valuations of many of these companies. Despite rising forecasted earnings, we took profits on some of these investments. In a rising interest-rate environment--a possibility we anticipate in the months ahead--these long-duration stocks may enter a period of underperformance. We also selectively sold some of our retail holdings as valuations grew unacceptably high.

High valuations prompted us to reduce our holdings in pharmaceuticals and consumer staples. We increased our investments in financial services such as money-center banks and brokerages, which should continue to benefit from the

                                           -------------------------------------

                                                     HIGH VALUATIONS

                                                       PROMPTED US

                                                      TO REDUCE OUR

                                                       HOLDINGS IN

                                                     PHARMACEUTICALS

                                                       AND CONSUMER

                                                         STAPLES.

                                           -------------------------------------

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

improving worldwide economic activity and consolidation that are taking place within the industry.

We believe that the U.S. economy, as well as the stock market, will remain strong throughout 1999. While we entered the reporting period with the markets reeling from the effects of Asia and the hedge-fund crisis, the Federal Reserve's interest rate cuts toward the end of 1998 seem to be causing a broadening into new leaders for the stock market. Right now, we see few signs of inflation. If the forecasted rise in economic activity in Asia and Europe occurs, however, it could initiate a round of higher prices in commodities such as oil and gas, chemicals, and industrials. We've positioned the Fund to take advantage of this trend by increasing our investments in these areas.

Overall, we believe the outlook is still good for equities. The Strong Total Return Fund focuses on large-cap stocks, but has the ability to include mid-cap stocks. We have started moving in that direction, and have been pleased with the results. Going forward, we expect to continue adding these stocks, concentrating on well-established firms at the larger end of the medium-capitalization range.

Thank you for including the Strong Total Return Fund in your investment plan. We look forward to continuing to serve your investment needs.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-30-81 to 4-30-99

          THE STRONG                     Lipper Growth     S&P/Barra
         TOTAL RETURN       S&P 500        and Income      500 Growth
             FUND         Stock Index*    Funds Index*       Index*
12-81       10,000           10,000          10,000          10,000
12-83       18,720           14,896          15,243          14,184
12-85       25,936           20,853          20,436          19,351
12-87       33,001           26,044          24,673          23,595
12-89       39,140           39,993          36,132          36,028
12-91       48,578           50,557          43,393          49,952
12-93       59,851           59,892          54,528          53,364
12-95       74,963           83,487          71,211          76,021
12-97      106,181          136,906         109,030         128,666
 4-99      158,710          191,957         134,656         195,117

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the Lipper Growth and Income Funds Index, and the S&P/Barra 500 Growth Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The S&P/Barra 500 Growth Index is an unmanaged index generally representative of the U.S. market for growth stocks. Source of the S&P 500 and the S&P/Barra 500 Growth Index is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG TOTAL RETURN FUND SEEKS HIGH TOTAL RETURN BY INVESTING FOR BOTH CAPITAL GROWTH AND INCOME. THE FUND INVESTS PRIMARILY IN LARGE- AND MEDIUM-SIZED COMPANIES. WE FOCUS ON FINDING HIGH-QUALITY COMPANIES THAT WE BELIEVE ARE IN A STRONG PHASE OF PROFIT AND SALES GROWTH. A STOCK MUST ALSO HAVE A PRICE-TO-EARNINGS RATIO THAT INDICATES IT IS A GOOD VALUE. ONCE A STOCK IS IN THE PORTFOLIO, IT IS SYSTEMATICALLY MONITORED TO MAKE SURE IT CONTINUES TO MEET YOUR FUND'S CRITERIA.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The Federal Reserve's move to cut interest rates helped to restore confidence and liquidity in the U.S. market. Consumer spending remained strong and inflation was benign--quite favorable conditions for the stocks of well-run large- and medium-sized companies.

o    More firms were able to beat their forecasted earnings estimates. The stock
     market   playing   field  began  to  broaden  out,   with  more   companies
     participating in the upward movement of the market.

o Asia's economic crisis continued to filter into South America, while European economies showed signs of weakening.

SCHEDULES OF INVESTMENTS IN SECURITIES                APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                         STRONG AMERICAN UTILITIES FUND
================================================================================
                                                   Shares or
                                                   Principal         Value
                                                   Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.8%
ELECTRIC UTILITY 35.7%
Ameren Corporation                                   355,400    $ 13,749,537
CMS Energy Corporation                               310,300      13,653,200
Dominion Resources, Inc.                              26,000       1,069,250
Duke Energy Corporation                              178,500       9,996,000
FirstEnergy Corporation                              306,600       9,102,187
NiSource, Inc.                                       526,000      14,596,500
Northern States Power Company                         44,000       1,061,500
SCANA Corporation                                     43,000       1,010,500
The Southern Company                                 118,200       3,198,788
TECO Energy                                          336,800       7,178,050
TNP Enterprises, Inc.                                 41,000       1,281,250
Wisconsin Energy Corporation                         440,000      11,825,000
                                                                ------------
                                                                  87,721,762
ENERGY RELATED 18.4%
Apache Corporation                                    56,900       1,746,119
Atlantic Richfield Company                           108,900       9,140,794
BP Amoco PLC Sponsored ADR                            24,815       2,808,748
Burlington Resources, Inc.                            13,000         598,812
Conoco, Inc. Class A                                   7,700         208,862
Elf Aquitaine SA Sponsored ADR                         6,900         539,062
Exxon Corporation                                     94,000       7,807,875
Imperial Oil, Ltd.                                   108,100       2,256,587
Kerr McGee Corporation                                17,500         741,563
Mobil Corporation                                     24,400       2,555,900
Petroleum Geo-Services A/S Sponsored ADR (b)          10,000         167,500
Phillips Petroleum Company                             3,500         177,188
Royal Dutch Petroleum Company - New York
  Registry Shares                                    178,200      10,458,113
Texaco, Inc.                                          42,200       2,648,050
USX-Marathon Group                                   106,100       3,315,625
                                                                ------------
                                                                  45,170,798
GAS UTILITY 12.1%
Connecticut Energy Corporation                         5,000         186,875
Consolidated Natural Gas Company                      46,300       2,754,850
Enron Corporation                                    192,000      14,448,000
Equitable Resources, Inc.                             66,800       1,770,200
Indiana Energy, Inc.                                  70,000       1,496,250
KeySpan Energy Corporation                            60,400       1,615,700
National Fuel Gas Company                             10,100         441,875
Oneok, Inc.                                           60,000       1,676,250
Providence Energy Corporation                         10,000         199,375
Questar Corporation                                  269,000       4,892,437
The Williams Companies, Inc.                           3,000         141,750
                                                                ------------
                                                                  29,623,562
OTHER UTILITY 0.4%
American Water Works Company, Inc.                    36,500       1,037,969

TELECOMMUNICATION 28.2%
AT&T Corporation                                     125,500       6,337,750
Alltel Corporation                                   238,000      16,050,125
Ameritech Corporation                                237,800      16,274,437
Bell Atlantic Corporation                            193,000      11,121,625
BellSouth Corporation                                 54,700       2,447,825
GTE Corporation                                       73,000       4,886,438
SBC Communications, Inc.                             203,000      11,368,000
Sprint Corporation                                     2,000         205,125
US WEST, Inc.                                          7,500         392,344
                                                                ------------
                                                                  69,083,669
--------------------------------------------------------------------------------
Total Common Stocks (Cost $180,984,134)                          232,637,760
--------------------------------------------------------------------------------
Short-Term Investments (a) 4.7%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                         6,882,000       6,882,000
Pitney Bowes Credit Corporation, 4.51%             2,443,700       2,443,700
Sara Lee Corporation, 4.50%                        2,246,300       2,246,300
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,572,000)                   11,572,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $192,556,134) 99.5%        244,209,760
Other Assets and Liabilities, Net 0.5%                             1,227,227
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $245,436,987
================================================================================


================================================================================
                          STRONG ASSET ALLOCATION FUND
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 62.1%
AEROSPACE & DEFENSE 0.6%
United Technologies Corporation                       15,100     $ 2,187,612

AUTOMOBILE 0.6%
Ford Motor Company                                    30,800       1,969,275

BANK - MONEY CENTER 3.5%
Bank of America Corporation                           42,700       3,074,400
The Chase Manhattan Corporation                       37,200       3,078,300
Citigroup, Inc.                                       77,000       5,794,250
                                                                 -----------
                                                                  11,946,950
BANK - SUPER REGIONAL 2.9%
The Bank of New York Company, Inc.                    40,500       1,620,000
Bank One Corporation                                  26,000       1,534,000
Comerica, Inc.                                        26,550       1,727,410
First Union Corporation                               18,000         996,750
Mellon Bank Corporation                               36,500       2,712,406
Wells Fargo Company                                   31,500       1,360,406
                                                                 -----------
                                                                   9,950,972
BEVERAGE - ALCOHOLIC 0.6%
Anheuser-Busch Companies, Inc.                        26,200       1,915,875

BEVERAGE - SOFT DRINK 1.1%
The Coca-Cola Company                                 40,100       2,726,800
PepsiCo, Inc.                                         29,000       1,071,188
                                                                 -----------
                                                                   3,797,988
BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Morgan Stanley, Dean Witter & Company                  5,200         515,775

COMPUTER - MAINFRAME 1.1%
International Business Machines Corporation           18,800       3,932,725

COMPUTER - PERIPHERAL EQUIPMENT 0.3%
EMC Communications Corporation (b)                     9,000         980,437

COMPUTER - PERSONAL & WORKSTATION 1.8%
America Online, Inc. (b)                              42,800       6,109,700

COMPUTER SOFTWARE 3.9%
Cisco Systems, Inc. (b)                               50,175       5,723,086
Microsoft Corporation (b)                             96,000       7,806,000
                                                                 -----------
                                                                  13,529,086
CONTAINER 0.0%
SF Holdings Group, Inc. Class C (Acquired 1/05/99;
  Cost $3,750) (b) (d)                                 1,000           2,000

COSMETIC & PERSONAL CARE 0.2%
Estee Lauder Companies, Inc. Class A                   6,700         670,837

DIVERSIFIED OPERATIONS 2.8%
Allied Signal, Inc.                                   18,200       1,069,250

--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
E.I. Du Pont de Nemours & Company                     11,000     $   776,875
Textron, Inc.                                         24,500       2,257,062
Tyco International, Ltd.                              65,966       5,359,738
                                                                 -----------
                                                                   9,462,925
ELECTRIC POWER 1.0%
Duke Energy Corporation                               22,500       1,260,000
PECO Energy Company                                   26,300       1,247,606
Texas Utilities Electric Company                       4,700         186,825
UNICOM Corporation                                    23,500         912,094
                                                                 -----------
                                                                   3,606,525
ELECTRICAL EQUIPMENT 2.6%
General Electric Company                              84,000       8,862,000

ELECTRONICS - SEMICONDUCTOR/COMPONENT 1.7%
Altera Corporation (b)                                 7,500         541,875
Intel Corporation                                     62,200       3,805,862
Motorola, Inc.                                        12,000         961,500
Texas Instruments, Inc.                                5,000         510,625
                                                                 -----------
                                                                   5,819,862
FINANCE - MISCELLANEOUS 0.7%
American Express Company                              14,600       1,908,037
First Data Corporation                                15,000         636,563
                                                                 -----------
                                                                   2,544,600
FOOD 0.3%
Unilever NV (b)                                       18,300       1,188,356

HEALTHCARE - DRUG/DIVERSIFIED 5.1%
American Home Products Corporation                    40,100       2,446,100
Bristol-Myers Squibb Company                          44,400       2,822,175
Johnson & Johnson                                     30,000       2,925,000
Merck & Company, Inc.                                 49,000       3,442,250
Pfizer, Inc.                                          27,200       3,129,700
Schering-Plough Corporation                           29,600       1,430,050
Warner-Lambert Company                                17,700       1,202,494
                                                                 -----------
                                                                  17,397,769
HOUSING RELATED 0.6%
Masco Corporation                                     71,000       2,085,625

INSURANCE - DIVERSIFIED 0.6%
CIGNA Corporation                                      9,400         819,563
Marsh & McLennan Companies, Inc.                      18,000       1,378,125
                                                                 -----------
                                                                   2,197,688
INSURANCE - PROPERTY & CASUALTY 1.5%
The Allstate Corporation                              34,600       1,258,575
American International Group, Inc.                    34,002       3,993,110
                                                                 -----------
                                                                   5,251,685
MACHINERY - MISCELLANEOUS 0.3%
Ingersoll-Rand Company                                17,350       1,200,403

MEDIA - PUBLISHING 1.0%
Gannett Company, Inc.                                 16,200       1,147,163
McGraw-Hill, Inc.                                     41,800       2,309,450
                                                                 -----------
                                                                   3,456,613
MEDIA - RADIO/TV 3.4%
AT&T Corporation-Liberty Media Group Class A (b)      28,350       1,810,856
CBS Corporation (b)                                   56,000       2,551,500
Clear Channel Communications, Inc. (b)                39,200       2,724,400
Cox Communications, Inc. Class A (b)                  18,500       1,468,438
Time Warner, Inc.                                     42,000       2,940,000
                                                                 -----------
                                                                  11,495,194
MORTGAGE & RELATED SERVICE 1.7%
Federal Home Loan Mortgage Corporation                53,200       3,338,300
Federal National Mortgage Association                 37,000       2,624,688
                                                                 -----------
                                                                   5,962,988
OFFICE AUTOMATION 1.3%
Pitney Bowes, Inc.                                    34,000       2,377,875
Xerox Corporation                                     32,900       1,932,875
                                                                 -----------
                                                                   4,310,750
OIL - INTERNATIONAL INTEGRATED 3.4%
BP Amoco PLC Sponsored ADR                            16,500       1,867,594
Chevron Corporation                                   22,600       2,254,350
Exxon Corporation                                     39,900       3,314,194
Mobil Corporation                                     19,500       2,042,625
Royal Dutch Petroleum Company - New York
  Registry Shares                                     35,000       2,054,062
                                                                 -----------
                                                                  11,532,825
PAPER & FOREST PRODUCTS 0.1%
International Paper Company                           10,000         533,125

PERSONAL & COMMERCIAL LENDING 0.8%
Associates First Capital Corporation                  48,904       2,167,058
Household International, Inc.                          9,500         477,969
                                                                 -----------
                                                                   2,645,027
RETAIL - DRUG STORE 1.1%
CVS Corporation                                       45,000       2,143,125
Walgreen Company                                      63,500       1,706,563
                                                                 -----------
                                                                   3,849,688
RETAIL - FOOD CHAIN 1.3%
The Kroger Company (b)                                44,700       2,427,769
Safeway, Inc. (b)                                     37,000       1,995,687
                                                                 -----------
                                                                   4,423,456
RETAIL - MAJOR CHAIN 2.3%
Dayton Hudson Corporation                             40,500       2,726,156
Wal-Mart Stores, Inc.                                109,000       5,014,000
                                                                 -----------
                                                                   7,740,156
RETAIL - RESTAURANT 0.3%
McDonald's Corporation                                24,000       1,017,000

RETAIL - SPECIALTY 2.2%
Gap, Inc.                                             20,550       1,367,859
The Home Depot, Inc.                                  57,600       3,452,400
Lowe's Companies, Inc.                                41,800       2,204,950
Tandy Corporation                                      8,100         586,744
                                                                 -----------
                                                                   7,611,953
SOAP & CLEANING PREPARATION 1.4%
Clorox Company                                        19,400       2,238,275
The Procter & Gamble Company                          26,700       2,504,794
                                                                 -----------
                                                                   4,743,069
TELECOMMUNICATION EQUIPMENT 1.1%
Lucent Technologies, Inc.                             61,600       3,703,700

TELECOMMUNICATION SERVICE 5.3%
AT&T Corporation                                      81,750       4,128,375
Bell Atlantic Corporation                             37,600       2,166,700
MCI WorldCom, Inc. (b)                                86,887       7,141,025
MediaOne Group, Inc. (b)                              24,800       2,022,750
Sprint Corporation                                    26,000       2,666,625
                                                                 -----------
                                                                  18,125,475
TELEPHONE 1.4%
Ameritech Corporation                                 11,200         766,500
BellSouth Corporation                                 28,000       1,253,000
SBC Communications, Inc.                              51,800       2,900,800
                                                                 -----------
                                                                   4,920,300
--------------------------------------------------------------------------------
Total Common Stocks (Cost $130,087,156)                          213,197,989
--------------------------------------------------------------------------------

Warrants 0.3%
Aladdin Gaming Holdings LLC Warrants,
  Expire 3/01/10                                      40,000             400
American Telecasting, Inc. Warrants, Expire 8/10/00      350               0
Concentric Network Warrants, Expire 12/15/07
  (Acquired 12/15/97; Cost $6,980) (d)                 2,000          61,600
e.spire Communications, Inc. Warrants, Expire 11/01/05 1,750          22,750
Mediq, Inc. Warrants, Expire 6/01/09                   3,750              37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
News Corporation Exchange Trust Warrants,
Expire 11/12/16                                         50,000     $   837,500
--------------------------------------------------------------------------------
Total Warrants (Cost $1,954,567)                                       922,287
--------------------------------------------------------------------------------

Preferred Stocks 1.1%
Nextlink Communications, Inc. 14.00%
  Senior Exchangeable                                   37,073       2,038,996
R&B Falcon Corporation Units, 13.875%, Due 5/01/09
  (Acquired 4/29/99; Cost $1,593,750) (d)                1,500       1,571,250
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,314,518)                             3,610,246
--------------------------------------------------------------------------------

Corporate Bonds 26.8%
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08         $  800,000         788,000
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08             2,250,000       2,129,062
Adelphia Communications Corporation Senior
  Notes, 7.50%, Due 1/15/04 (Acquired 1/06/99;
  Cost $2,000,000) (d)                               2,000,000       1,995,000
Aladdin Gaming Holdings LLC/Aladdin Capital
  Corporation Senior Discount Notes, Zero %,
  Due 3/01/10 (Rate Reset Effective 3/01/03)         4,000,000       1,545,000
Allegiance Telecom, Inc. Senior Discount Notes,
  Zero %, Due 2/15/08 (Rate Reset Effective 2/15/03  1,000,000         678,750
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05    2,000,000       2,115,000
BF Saul Real Estate Investment Trust Senior
  Secured Notes, 9.75%, Due 4/01/08                  3,000,000       2,925,000
Bay View Capital Corporation Subordinated Notes,
  9.125%, Due 8/15/07                                1,500,000       1,430,625
Building One Services Corporation Senior
  Subordinated Notes, 10.50%, Due 5/01/09
  (Acquired 4/23/99; Cost $1,466,190) (d)            1,500,000       1,470,000
Capstar Radio Broadcasting Partners, Inc. Senior
  Subordinated Notes, 9.25%, Due 7/01/07             2,000,000       2,120,000
Cendant Corporation Notes, 7.75%, Due 12/01/03       2,000,000       2,064,632
Charter Communication Holdings LLC/Charter
  Communication Holdings Capital Corporation
  Senior Notes, 8.25%, Due 4/01/07
  (Acquired 3/12/99; Cost $498,665) (d)                500,000         513,750
e.spire Communications, Inc. Senior Discount Notes,
  Zero %, Due 7/01/08 (Rate Reset Effective 7/01/03) 2,000,000         970,000
e.spire Communications, Inc. Senior Notes, 13.75%,
  Due 7/15/07                                        1,000,000         970,000
Fresenius Medical Care Capital Trust II Guaranteed
  Preferred Securities, 7.875%, Due 2/01/08          2,000,000       1,970,000
GS Escrow Corporation Senior Notes,
  7.00%, Due 8/01/03                                 5,000,000       5,023,825
Genesis Health Ventures, Inc. Senior Subordinated
  Notes, 9.875%, Due 1/15/09 (Acquired 2/04/99;
  Cost $1,860,000) (d)                               2,000,000       1,800,000
Global Crossing Holding, Ltd. Senior Notes, 9.625%,
  Due 5/15/08                                        2,000,000       2,240,000
Grove Worldwide LLC Senior Subordinated Notes,
  9.25%, Due 5/01/08                                   420,000         363,300
Hermes Europe Railtel BV Senior Notes, 10.375%,
  Due 1/15/09                                        2,000,000       2,145,000
Hyperion Telecommunications, Inc. Senior
  Subordinated Notes, 12.00%, Due 11/01/07
  (Acquired 2/25/99;Cost $1,000,000) (d)             1,000,000       1,055,000
Intermedia Communications, Inc. Senior Notes,
  Series B, 13.50%, Due 6/01/05                        241,000         274,138
Key Energy Services, Inc. Senior Subordinated Notes,
  14.00%, Due 1/15/09                                1,000,000         960,000
Lenfest Communications, Inc. Senior Subordinated
  Notes, 8.25%, Due 2/15/08                          2,150,000       2,225,250
MEDIQ, Inc. Senior Discount Debentures, Zero %,
  Due 6/01/09 (Rate Reset Effective 6/01/03)         3,750,000       1,706,250
Majestic Star Casino LLC Senior Secured Notes,
  12.75%, Due 5/15/03                                1,000,000       1,120,000
Mobile Telecommunication Technologies
  Corporation Senior Notes, 13.50%, Due 12/15/02     1,550,000       1,767,000
Mohegan Tribal Gaming Authority Senior Notes,
  8.125%, Due 1/01/06 (Acquired 2/24/99;
  Cost $2,000,000) (d)                               2,000,000       2,057,500
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%,Due 11/15/06                                1,800,000       1,863,000
NTL, Inc. Senior Notes, Series B, 10.00%,
  Due 2/15/07                                        1,500,000       1,620,000
Niagara Mohawk Power Corporation Senior Notes,
  Series C, 7.125%, Due 7/01/01                     12,000,000      12,162,516
North Fork Capital Trust 1 Capital Trust
  Pass-Thru Securities, 8.70%, Due 12/15/26          2,000,000       2,117,736
Pogo Producing Company Senior Subordinated
  Notes, 10.375%, Due 2/15/09                        2,000,000       2,100,000
Quorum Health Group, Inc. Senior Subordinated
  Notes, 8.75%, Due 11/01/05                         2,000,000       2,015,000
RCN Corporation Senior Discount Notes, Zero %,
  Due 10/15/07 (Rate Reset Effective 10/15/02)       1,000,000         696,250
Rhythms Netconnections, Inc. Senior Notes, 12.75%,
  Due 4/15/09 (Acquired 4/16/99; Cost $1,000,000) (d)1,000,000       1,002,500
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, Series B, 10.00%, Due 3/15/05      1,500,000       1,695,000
Rose Hills Company Senior Subordinated Notes,
  9.50%, Due 11/15/04                                  175,000         150,063
SF Holdings Group, Inc. Senior Secured Discount
  Notes, Zero %, Due 3/15/08 (Rate Reset
  Effective 3/15/03)                                   500,000         157,500
SFX Entertainment, Inc. Senior Subordinated Notes,
  9.125%, Due 12/01/08 (Acquired 11/19/98;
  Cost $2,000,000) (d)                               2,000,000       2,085,000
Sabreliner Corporation Senior Notes, 11.00%,
  Due 6/15/08 (Acquired 6/19/98; Cost $2,500,000) (d)2,500,000       2,200,000
The Scotts Company Senior Subordinated Notes,
  8.625%, Due 1/15/09 (Acquired 1/14/99;
  Cost $2,028,624) (d)                               2,000,000       2,082,500
Star Markets Company Senior Subordinated Notes,
  13.00%, Due 11/01/04                                 500,000         548,750
Telecorp PCS, Inc. Senior Subordinated Discount
  Notes, Zero %, Due 4/15/09 (Rate Reset Effective
  4/15/04) (Acquired 4/20/99; Cost $854,700) (d)     1,500,000         855,000
Telemundo Holdings, Inc. Senior Discount Notes,
  Zero %, Due 8/15/08 (Rate Reset Effective 8/15/03) 2,250,000         1,226,250
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series D, 9.625%, Due 11/15/07              1,000,000       1,050,000
United International Holdings, Inc. Senior Secured
  Discount Notes, Series B, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)                     1,000,000         690,000
Universal Compression, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08 (Rate
  Reset Effective 2/15/03)                             675,000         442,125
US Air 1993-A Pass-Thru Trust Certificates,
  Series 1993-A2, 9.625%, Due 9/01/03                1,675,000       1,757,574
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01         540,000         554,494
Vintage Petroleum, Inc. Senior Subordinated Notes,
  9.75%, Due 6/30/09 (Acquired 1/20/99;
  Cost $1,500,000) (d)                               1,500,000       1,582,500
Winstar Communications, Inc. Senior Discount
  Notes, Zero %, Due 10/15/05 (Rate
  Reset Effective 10/15/00)                            960,000         830,400
Winstar Communications, Inc. Senior Subordinated
  Deferred Interest Notes, Zero %, Due 3/01/07
  (Rate Reset Effective 9/01/02)                     1,000,000       1,075,000
World Color Press, Inc. Senior Subordinated
  Notes, 7.75%, Due 2/15/09 (Acquired 2/17/99;
  Cost $1,966,020) (d)                               2,000,000       1,970,000

--------------------------------------------------------------------------------

================================================================================
                    STRONG ASSET ALLOCATION FUND (continued)
================================================================================
                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Worldwide Fiber, Inc. Senior Yankee Notes, 12.50%,
  Due 12/15/05 (Acquired 2/17/99;
  Cost $1,047,500) (d)                              $1,000,000    $  1,077,500
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $90,876,445)                            92,028,740
--------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed
Securities 0.1%
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21                      330,869         340,382
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1993-2,
  Class A-3, 7.50%, Due 3/25/33                            947             957
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage Bonds,
  Series 1992-C, Class 3-A, 11.6352%, Due 11/25/30     107,069         106,752
--------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
  Securities (Cost $438,897)                                           448,091
--------------------------------------------------------------------------------

United States Government & Agency Issues 1.9%
FHLMC Adjustable Rate Mortgage Participation
  Certificates, 8.165%, Due 8/01/25                  1,553,819       1,592,337
FHLMC Guaranteed Pass-Thru Certificates:
  9.50%, Due 1/01/06                                    43,804          45,473
  10.25%, Due 3/01/15                                   81,070          87,926
  10.50%, Due 1/01/16                                   15,581          17,026
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Pass-Thru Certificates, 11.00%,
  Due 10/01/00 thru 11/01/00                            44,397          45,893
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates,
  Series G92-61, Class FJ, 5.662%, Due 10/25/22        537,901         537,659
GNMA Guaranteed Pass-Thru Certificates, 7.50%,
  Due 12/15/07                                       1,352,076       1,401,629
United States Treasury Bonds, 5.50%, Due 8/15/28     1,500,000       1,426,875
United States Treasury Notes, 4.75%, Due 2/15/04     1,450,000       1,421,454
--------------------------------------------------------------------------------
Total United States Government & Agency Issues
  (Cost $6,674,796)                                                  6,576,272
--------------------------------------------------------------------------------

Options 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a strike
  price of $100 beginning 4/09/04 and expiring
  4/09/25.)                                          3,250,000         340,600
--------------------------------------------------------------------------------
Total Options (Cost $150,486)                                          340,600
--------------------------------------------------------------------------------

Short-Term Investments (a) 7.1%
COMMERCIAL PAPER 1.7%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                             815,100         815,100
Pitney Bowes Credit Corporation, 4.51%               2,615,600       2,615,600
Warner Lambert Company, 4.50%                          942,400         942,400
Wisconsin Electric Power Company, 4.50%              1,344,000       1,344,000
                                                                   -----------
                                                                     5,717,100
REPURCHASE AGREEMENTS 5.4%
Goldman Sachs & Company, Inc. (Dated 4/30/99),
  4.80%, Due 5/03/99 (Repurchase proceeds
  $18,607,440); Collateralized by United States
  Treasury Bonds,(e)                                18,600,000      18,600,000

UNITED STATES GOVERNMENT & AGENCY ISSUES 0.0%
United States Treasury Bills, Due 7/08/99
  thru 7/22/99 (c)                                      25,000          24,782
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,341,892)                     24,341,882
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $257,838,757) 99.5%          341,466,107
Other Assets and Liabilities, Net 0.5%                               1,629,525
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $343,095,632
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                      Expiration    Face Amount    Appreciation
                                         Date        at Value     (Depreciation)
--------------------------------------------------------------------------------
Purchased:
20 Two-Year U.S. Treasury Notes          6/99       $4,191,250      ($  9,525)

Sold:
20 Ten-Year U.S. Treasury Notes          6/99        2,293,750         29,225

================================================================================
                            STRONG BLUE CHIP 100 FUND
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.5%
AEROSPACE & DEFENSE 0.5%
The Boeing Company                                    26,600     $ 1,080,625
United Technologies Corporation                        6,400         927,200
                                                                 -----------
                                                                   2,007,825
AUTOMOBILE 0.9%
Ford Motor Company                                    34,300       2,193,056
General Motors Corporation                            18,500       1,645,344
                                                                 -----------
                                                                   3,838,400
BANK - MONEY CENTER 8.9%
Bank of America Corporation                          157,918      11,370,096
The Chase Manhattan Corporation                      179,600      14,861,900
Citigroup, Inc.                                      162,200      12,205,550
                                                                 -----------
                                                                  38,437,546
BANK - SUPER REGIONAL 3.0%
The Bank of New York Company, Inc.                   171,000       6,840,000
Bank One Corporation                                  33,540       1,978,860
First Union Corporation                               28,200       1,561,575
US Bancorp                                            20,500         759,781
Wells Fargo Company                                   46,700       2,016,856
                                                                 -----------
                                                                  13,157,072
BEVERAGE - ALCOHOLIC 0.2%
Anheuser-Busch Companies, Inc.                        13,600         994,500

BEVERAGE - SOFT DRINK 1.4%
The Coca-Cola Company                                 69,900       4,753,200
PepsiCo, Inc.                                         41,700       1,540,294
                                                                 -----------
                                                                   6,293,494
BROKERAGE & INVESTMENT MANAGEMENT 3.3%
The Charles Schwab Corporation                        11,400       1,251,150
Merrill Lynch & Company, Inc.                         10,000         839,375
Morgan Stanley, Dean Witter & Company                121,900      12,090,956
                                                                 -----------
                                                                  14,181,481
COMPUTER - MAINFRAME 3.9%
Compaq Computer Corporation                           48,000       1,071,000
Dell Computer Corporation (b)                         72,600       2,990,213
Hewlett-Packard Company                               28,800       2,271,600
International Business Machines Corporation           44,300       9,267,006
Sun Microsystems, Inc. (b)                            21,800       1,303,912
                                                                 -----------
                                                                  16,903,731
COMPUTER - PERIPHERAL EQUIPMENT 3.6%
EMC Communications Corporation (b)                   143,000      15,578,063

COMPUTER - PERSONAL & WORKSTATION 6.5%
Amazon.com, Inc. (b)                                   4,600         791,488
America Online, Inc. (b)                             117,500      16,773,125
Yahoo, Inc. (b)                                       60,700      10,603,531
                                                                 -----------
                                                                  28,168,144
COMPUTER SERVICE 0.2%
Automatic Data Processing, Inc.                       17,400         774,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                      STRONG BLUE CHIP 100 FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE 5.6%
Cisco Systems, Inc. (b)                               44,700     $ 5,098,594
Microsoft Corporation (b)                            222,400      18,083,900
Oracle Systems Corporation (b)                        40,950       1,108,209
                                                                 -----------
                                                                  24,290,703
COSMETIC & PERSONAL CARE 0.4%
The Gillette Company                                  31,600       1,649,125

DIVERSIFIED OPERATIONS 3.4%
Allied Signal, Inc.                                   15,800         928,250
E.I. Du Pont de Nemours & Company                     32,000       2,260,000
Minnesota Mining & Manufacturing Company              11,400       1,014,600
Monsanto Company                                      17,800         805,450
Tyco International, Ltd.                             121,300       9,855,625
                                                                 -----------
                                                                  14,863,925
ELECTRICAL EQUIPMENT 3.7%
Emerson Electric Company                              12,400         799,800
General Electric Company                             143,425      15,131,338
                                                                 -----------
                                                                  15,931,138
ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.3%
Intel Corporation                                     94,800       5,800,575
Motorola, Inc.                                        17,000       1,362,125
Texas Instruments, Inc.                              111,900      11,427,787
                                                                 -----------
                                                                  18,590,487
FINANCE - MISCELLANEOUS 0.4%
American Express Company                              12,800       1,672,800

HEALTHCARE - BIOMEDICAL/GENETIC 0.2%
Amgen, Inc. (b)                                       14,400         884,700

HEALTHCARE - DRUG/DIVERSIFIED 8.6%
Abbott Laboratories                                   43,000       2,082,812
American Home Products Corporation                    37,500       2,287,500
Bristol-Myers Squibb Company                          56,300       3,578,569
Johnson & Johnson                                     38,200       3,724,500
Eli Lilly & Company                                   31,200       2,297,100
Merck & Company, Inc.                                 67,800       4,762,950
Pfizer, Inc.                                          77,790       8,950,712
Pharmacia & Upjohn, Inc.                              14,400         806,400
Schering-Plough Corporation                          152,400       7,362,825
Warner-Lambert Company                                23,100       1,569,356
                                                                 -----------
                                                                  37,422,724
HEALTHCARE - INSTRUMENTATION 0.3%
Medtronic, Inc.                                       16,600       1,194,163

INSURANCE - PROPERTY & CASUALTY 3.5%
The Allstate Corporation                              23,200         843,900
American International Group, Inc.                   122,352      14,368,713
                                                                 -----------
                                                                  15,212,613
LEISURE SERVICE 0.6%
Carnival Corporation                                  17,300         713,625
The Walt Disney Company                               58,200       1,847,850
                                                                 -----------
                                                                   2,561,475
MEDIA - RADIO/TV 6.6%
AT&T Corporation-Liberty Media Group Class A (b)      14,800         945,350
CBS Corporation (b)                                   19,900         906,694
Comcast Corporation Class A                          141,200       9,275,075
Time Warner, Inc.                                    236,700      16,569,000
Viacom International, Inc. (b)                        19,800         809,325
                                                                 -----------
                                                                  28,505,444
MORTGAGE & RELATED SERVICE 0.8%
Federal Home Loan Mortgage Corporation                19,200       1,204,800
Federal National Mortgage Association                 29,400       2,085,562
                                                                 -----------
                                                                   3,290,362
OFFICE AUTOMATION 0.2%
Xerox Corporation                                     18,500       1,086,875

OIL - INTERNATIONAL INTEGRATED 2.5%
Chevron Corporation                                   18,600       1,855,350
Exxon Corporation                                     69,100       5,739,619
Mobil Corporation                                     22,100       2,314,975
Texaco, Inc.                                          15,100         947,525
                                                                 -----------
                                                                  10,857,469
OIL WELL EQUIPMENT & SERVICE 0.2%
Schlumberger, Ltd.                                    15,400         983,675

PAPER & FOREST PRODUCTS 0.2%
Kimberly-Clark Corporation                            15,400         944,213

PERSONAL & COMMERCIAL LENDING 0.2%
Associates First Capital Corporation                  20,620         913,724

POLLUTION CONTROL 0.2%
Waste Management, Inc.                                16,900         954,850

RETAIL - DRUG STORE 0.2%
Walgreen Company                                      28,400         763,250

RETAIL - FOOD CHAIN 0.2%
Safeway, Inc. (b)                                     13,800         744,337

RETAIL - MAJOR CHAIN 3.9%
Dayton Hudson Corporation                             12,600         848,138
Wal-Mart Stores, Inc.                                344,640      15,853,440
                                                                 -----------
                                                                  16,701,578
RETAIL - RESTAURANT 0.4%
McDonald's Corporation                                38,400       1,627,200

RETAIL - SPECIALTY 6.7%
Gap, Inc.                                            136,750       9,102,422
The Home Depot, Inc.                                 209,010      12,527,537
Lowe's Companies, Inc.                               142,700       7,527,425
                                                                 -----------
                                                                  29,157,384
SOAP & CLEANING PREPARATION 1.0%
Colgate Palmolive Company                              8,400         860,475
The Procter & Gamble Company                          37,800       3,546,112
                                                                 -----------
                                                                   4,406,587
TELECOMMUNICATION EQUIPMENT 1.3%
Lucent Technologies, Inc.                             75,100       4,515,388
Nortel Networks Corporation                           18,800       1,281,925
                                                                 -----------
                                                                   5,797,313
TELECOMMUNICATION SERVICE 7.5%
AT&T Corporation                                      89,428       4,516,114
AirTouch Communications, Inc. (b)                     16,200       1,512,675
Bell Atlantic Corporation                             44,100       2,541,262
MCI WorldCom, Inc. (b)                               196,470      16,147,378
MediaOne Group, Inc. (b)                              69,100       5,635,969
Qwest Communications International, Inc. (b)          10,000         854,375
Sprint Corporation                                    12,600       1,292,288
                                                                 -----------
                                                                  32,500,061
TELEPHONE 2.4%
Ameritech Corporation                                 31,200       2,135,250
BellSouth Corporation                                 55,400       2,479,150
GTE Corporation                                       27,400       1,834,087
SBC Communications, Inc.                              55,600       3,113,600
US WEST, Inc.                                         14,400         753,300
                                                                 -----------
                                                                  10,315,387
TOBACCO 0.6%
Philip Morris Companies, Inc.                         69,200       2,426,325
--------------------------------------------------------------------------------
Total Common Stocks (Cost $378,170,212)                          426,584,443
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                      STRONG BLUE CHIP 100 FUND (continued)
================================================================================
                                                   Shares or
                                                   Principal        Value
                                                     Amount        (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                        $1,639,700     $ 1,639,700
Sara Lee Corporation, 4.50%                          285,800         285,800
Wisconsin Electric Power Company, 4.50%            4,331,600       4,331,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,257,100)                     6,257,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $384,427,312) 100.0%       432,841,543
Other Assets and Liabilities, Net 0.0%                                36,676
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $432,878,219
================================================================================


================================================================================
                            STRONG EQUITY INCOME FUND
================================================================================
                                                    Shares or
                                                    Principal      Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.8%
AEROSPACE & DEFENSE 1.0%
United Technologies Corporation                       13,000     $ 1,883,375

AIRLINE 0.3%
FDX Corporation (b)                                    4,200         472,763

AUTOMOBILE 1.1%
Ford Motor Company                                    34,000       2,173,875

BANK - MONEY CENTER 5.4%
Bank of America Corporation                           41,100       2,959,200
The Chase Manhattan Corporation                       31,300       2,590,075
Citigroup, Inc.                                       63,099       4,748,200
                                                                 -----------
                                                                  10,297,475
BANK - SUPER REGIONAL 5.0%
The Bank of New York Company, Inc.                    34,500       1,380,000
Bank One Corporation                                  22,700       1,339,300
Comerica, Inc.                                        24,300       1,581,019
First Union Corporation                               13,900         769,712
Mellon Bank Corporation                               34,500       2,563,781
Wells Fargo Company                                   45,300       1,956,394
                                                                 -----------
                                                                   9,590,206
BEVERAGE - ALCOHOLIC 0.9%
Anheuser-Busch Companies, Inc.                        24,000       1,755,000

BEVERAGE - SOFT DRINK 1.1%
The Coca-Cola Company                                 18,200       1,237,600
PepsiCo, Inc.                                         25,000         923,438
                                                                 -----------
                                                                   2,161,038
BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Morgan Stanley, Dean Witter & Company                  4,500         446,344

COMMERCIAL SERVICE 1.3%
The Interpublic Group of Companies, Inc.              30,900       2,396,681

COMPUTER - MAINFRAME 1.6%
International Business Machines Corporation           14,900       3,116,894

COMPUTER SOFTWARE 0.2%
Oracle Systems Corporation (b)                        15,000         405,938

COSMETIC & PERSONAL CARE 0.3%
Estee Lauder Companies, Inc. Class A                   5,700         570,713

DIVERSIFIED OPERATIONS 5.3%
Allied Signal, Inc.                                   23,000       1,351,250
E.I. Du Pont de Nemours & Company                     21,200       1,497,250
Textron, Inc.                                         21,900       2,017,538
Tyco International, Ltd.                              65,104       5,289,700
                                                                 -----------
                                                                  10,155,738
ELECTRIC POWER 2.1%
Duke Energy Corporation                               22,500       1,260,000
PECO Energy Company                                   14,900         706,819
The Southern Company                                  15,500         419,469
Texas Utilities Electric Company                      22,500         894,375
UNICOM Corporation                                    20,200         784,012
                                                                 -----------
                                                                   4,064,675
ELECTRICAL EQUIPMENT 4.4%
Emerson Electric Company                              17,000       1,096,500
General Electric Company                              68,000       7,174,000
                                                                 -----------
                                                                   8,270,500
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.7%
Intel Corporation                                      8,100         495,619
Motorola, Inc.                                         9,500         761,187
                                                                 -----------
                                                                   1,256,806
FINANCE - MISCELLANEOUS 1.1%
American Express Company                              12,100       1,581,319
First Data Corporation                                12,000         509,250
                                                                 -----------
                                                                   2,090,569
FOOD 0.7%
Bestfoods                                             16,000         803,000
Sara Lee Corporation                                  26,000         578,500
                                                                 -----------
                                                                   1,381,500
HEALTHCARE - DRUG/DIVERSIFIED 10.6%
American Home Products Corporation                    34,200       2,086,200
Bristol-Myers Squibb Company                          49,000       3,114,563
Johnson & Johnson                                     24,500       2,388,750
Eli Lilly & Company                                   14,000       1,030,750
Merck & Company, Inc.                                 51,600       3,624,900
Pfizer, Inc.                                          20,800       2,393,300
Pharmacia & Upjohn, Inc.                              17,000         952,000
Schering-Plough Corporation                           55,000       2,657,187
SmithKline Beecham PLC Sponsored ADR                  14,000         919,625
Warner-Lambert Company                                14,800       1,005,475
                                                                 -----------
                                                                  20,172,750
HEALTHCARE - MEDICAL SUPPLY 0.9%
Becton, Dickinson & Company                           45,800       1,703,187

HOUSING RELATED 1.0%
Masco Corporation                                     62,200       1,827,125

INSURANCE - DIVERSIFIED 0.9%
CIGNA Corporation                                      6,900         601,594
Marsh & McLennan Companies, Inc.                      14,850       1,136,953
                                                                 -----------
                                                                   1,738,547
INSURANCE - PROPERTY & CASUALTY 3.0%
The Allstate Corporation                              29,400       1,069,425
American International Group, Inc.                    39,037       4,584,408
                                                                 -----------
                                                                   5,653,833
LEISURE PRODUCT 0.6%
The Seagram Company, Ltd.                             19,000       1,090,125

LEISURE SERVICE 0.4%
The Walt Disney Company                               23,900         758,825

MACHINERY - MISCELLANEOUS 0.9%
Ingersoll-Rand Company                                25,200       1,743,525

MEDIA - PUBLISHING 1.7%
Gannett Company, Inc.                                 17,000       1,203,812
McGraw-Hill, Inc.                                     36,600       2,022,150
                                                                 -----------
                                                                   3,225,962

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
                      STRONG EQUITY INCOME FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal      Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
MEDIA - RADIO/TV 3.9%
AT&T Corporation-Liberty Media Group Class A (b)      22,800     $ 1,456,350
CBS Corporation (b)                                   41,500       1,890,844
Time Warner, Inc.                                     58,000       4,060,000
                                                                 -----------
                                                                   7,407,194
METAL PRODUCTS & FABRICATION 0.5%
Illinois Tool Works, Inc.                             12,600         970,200

METALS & MINING 0.2%
Alcoa, Inc.                                            6,800         423,300

MORTGAGE & RELATED SERVICE 2.6%
Federal Home Loan Mortgage Corporation                46,000       2,886,500
Federal National Mortgage Association                 30,000       2,128,125
                                                                 -----------
                                                                   5,014,625
OFFICE AUTOMATION 2.2%
Pitney Bowes, Inc.                                    38,000       2,657,625
Xerox Corporation                                     27,500       1,615,625
                                                                 -----------
                                                                   4,273,250
OIL - INTERNATIONAL INTEGRATED 6.6%
BP Amoco PLC Sponsored ADR                             2,600         294,287
Chevron Corporation                                   25,500       2,543,625
Exxon Corporation                                     49,000       4,070,063
Mobil Corporation                                     18,100       1,895,975
Royal Dutch Petroleum Company - New York
  Registry Shares                                     50,000       2,934,375
Texaco, Inc.                                          12,100         759,275
                                                                 -----------
                                                                  12,497,600
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.3%
Burlington Resources, Inc.                            13,000         598,812

OIL - NORTH AMERICAN INTEGRATED 0.2%
USX-Marathon Group                                    13,500         421,875

OIL WELL EQUIPMENT & SERVICE 0.7%
Halliburton Company                                   30,500       1,300,062

PAPER & FOREST PRODUCTS 1.3%
International Paper Company                            8,500         453,156
The Mead Corporation                                  26,800       1,120,575
Temple-Inland, Inc.                                   12,000         828,000
                                                                 -----------
                                                                   2,401,731
PERSONAL & COMMERCIAL LENDING 1.6%
Associates First Capital Corporation                  47,522       2,105,819
Household International, Inc.                         19,400         976,062
                                                                 -----------
                                                                   3,081,881
POLLUTION CONTROL 0.3%
Republic Services, Inc. Class A (b)                   30,000         616,875

REAL ESTATE 0.2%
Duke Realty Investments, Inc.                         13,400         314,900

RETAIL - DRUG STORE 1.4%
Rite Aid Corporation                                  27,100         631,769
Walgreen Company                                      72,000       1,935,000
                                                                 -----------
                                                                   2,566,769
RETAIL - FOOD CHAIN 1.1%
The Kroger Company (b)                                38,300       2,080,169

RETAIL - MAJOR CHAIN 3.7%
Dayton Hudson Corporation                             34,500       2,322,281
Wal-Mart Stores, Inc.                                102,400       4,710,400
                                                                 -----------
                                                                   7,032,681
RETAIL - RESTAURANT 0.6%
McDonald's Corporation                                27,000       1,144,125

RETAIL - SPECIALTY 3.9%
Gap, Inc.                                             17,550       1,168,172
The Home Depot, Inc.                                  51,100       3,062,806
Lowe's Companies, Inc.                                45,300       2,389,575
Tandy Corporation                                     10,500         760,594
                                                                 -----------
                                                                   7,381,147
SOAP & CLEANING PREPARATION 2.7%
Clorox Company                                        21,100       2,434,412
The Procter & Gamble Company                          28,400       2,664,275
                                                                 -----------
                                                                   5,098,687
STEEL 0.2%
USX-US Steel Group                                    10,300         311,575

TELECOMMUNICATION SERVICE 8.3%
AT&T Corporation                                      72,450       3,658,725
AirTouch Communications, Inc. (b)                     10,800       1,008,450
Bell Atlantic Corporation                             36,500       2,103,313
Corning, Inc.                                         14,266         816,728
MCI WorldCom, Inc. (b)                                64,048       5,263,945
Sprint Corporation                                    28,900       2,964,056
                                                                 -----------
                                                                  15,815,217
TELEPHONE 2.6%
Ameritech Corporation                                 10,600         725,437
BellSouth Corporation                                 47,000       2,103,250
SBC Communications, Inc.                              38,500       2,156,000
                                                                 -----------
                                                                   4,984,687
--------------------------------------------------------------------------------
Total Common Stocks (Cost $125,819,700)                          186,141,331
--------------------------------------------------------------------------------

Convertible Preferred Stocks 1.9%
Houston Industries, Inc. 7.00% Automatic Common
  Exchange Securities                                 30,000       3,540,000
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,378,125)               3,540,000
--------------------------------------------------------------------------------

Convertible Bonds 0.2%
Loews Corporation Exchangeable Subordinated Notes,
  3.125%, Due 9/15/07 (Exchangeable into Diamond
  Offshore Drilling, Inc. Common Stock)             $500,000         421,250
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $500,000)                              421,250
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                           174,400         174,400
Pitney Bowes Credit Corporation, 4.51%                45,200          45,200
Sara Lee Corporation, 4.50%                          160,000         160,000
Warner Lambert Company, 4.50%                        388,700         388,700
Wisconsin Electric Power Company, 4.50%              118,700         118,700
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $887,000)                         887,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $128,584,825) 100.4%       190,989,581
Other Assets and Liabilities, Net (0.4%)                            (754,050)
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $190,235,531
================================================================================

--------------------------------------------------------------------------------
================================================================================
                          STRONG GROWTH AND INCOME FUND
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.9%
AEROSPACE & DEFENSE 1.1%
United Technologies Corporation                       53,000     $ 7,678,375

AIRLINE 0.2%
FDX Corporation (b)                                   12,500       1,407,031

AUTOMOBILE 0.8%
Ford Motor Company                                    87,000       5,562,562

BANK - MONEY CENTER 4.9%
Bank of America Corporation                           84,700       6,098,400
The Chase Manhattan Corporation                      110,000       9,102,500
Citigroup, Inc.                                      232,000      17,458,000
J.P. Morgan & Company, Inc.                            8,000       1,078,000
                                                                 -----------
                                                                  33,736,900
BANK - SUPER REGIONAL 3.1%
The Bank of New York Company, Inc.                    74,000       2,960,000
Bank One Corporation                                  62,500       3,687,500
Comerica, Inc.                                        39,450       2,566,715
First Union Corporation                               27,000       1,495,125
Mellon Bank Corporation                               83,000       6,167,938
Wells Fargo Company                                   95,500       4,124,406
                                                                 -----------
                                                                  21,001,684
BEVERAGE - ALCOHOLIC 1.0%
Anheuser-Busch Companies, Inc.                        90,000       6,581,250

BEVERAGE - SOFT DRINK 1.7%
The Coca-Cola Company                                124,000       8,432,000
PepsiCo, Inc.                                         84,500       3,121,219
                                                                 -----------
                                                                  11,553,219
BROKERAGE & INVESTMENT MANAGEMENT 0.8%
Morgan Stanley, Dean Witter & Company                 57,000       5,653,687

CHEMICAL - SPECIALTY 0.5%
Praxair, Inc.                                         62,000       3,208,500

COMMERCIAL SERVICE 0.4%
The Interpublic Group of Companies, Inc.              36,950       2,865,934

COMPUTER - MAINFRAME 2.9%
Dell Computer Corporation (b)                         48,000       1,977,000
International Business Machines Corporation           52,300      10,940,506
Sun Microsystems, Inc. (b)                           115,000       6,878,438
                                                                 -----------
                                                                  19,795,944
COMPUTER - PERIPHERAL EQUIPMENT 0.5%
EMC Communications Corporation (b)                    33,800       3,682,087

COMPUTER - PERSONAL & WORKSTATION 2.4%
America Online, Inc. (b)                             114,400      16,330,600

COMPUTER SOFTWARE 6.4%
AppliedTheory Corporation (b)                          3,800          77,900
BMC Software, Inc. (b)                                33,000       1,421,062
Cisco Systems, Inc. (b)                              156,000      17,793,750
Marimba, Inc. (b)                                      3,200         194,400
Microsoft Corporation (b)                            299,000      24,312,438
                                                                 -----------
                                                                  43,799,550
COSMETIC & PERSONAL CARE 0.2%
Estee Lauder Companies, Inc. Class A                  13,200       1,321,650

DIVERSIFIED OPERATIONS 7.0%
Allied Signal, Inc.                                  106,500       6,256,875
E.I. Du Pont de Nemours & Company                     77,000       5,438,125
Textron, Inc.                                         65,500       6,034,188
Tyco International, Ltd.                             369,714      30,039,262
                                                                 -----------
                                                                  47,768,450
ELECTRIC POWER 0.9%
PECO Energy Company                                  122,000       5,787,375

ELECTRICAL EQUIPMENT 3.2%
General Electric Company                             209,500      22,102,250

ELECTRONICS - SEMICONDUCTOR/COMPONENT 4.7%
Altera Corporation (b)                                77,000       5,563,250
Applied Materials, Inc. (b)                           78,000       4,182,750
Intel Corporation                                    179,000      10,952,562
Motorola, Inc.                                        58,000       4,647,250
Solectron Corporation (b)                             40,000       1,940,000
Texas Instruments, Inc.                               44,500       4,544,563
                                                                 -----------
                                                                  31,830,375
FINANCE - MISCELLANEOUS 2.7%
American Express Company                              66,000       8,625,375
First Data Corporation                                96,000       4,074,000
Providian Financial Corporation                       42,500       5,485,156
                                                                 -----------
                                                                  18,184,531
FOOD 0.3%
Unilever NV (b)                                       31,300       2,032,544

HEALTHCARE - DRUG/DIVERSIFIED 8.5%
American Home Products Corporation                   110,000       6,710,000
Bristol-Myers Squibb Company                         125,000       7,945,312
Johnson & Johnson                                     87,000       8,482,500
Eli Lilly & Company                                   35,000       2,576,875
Merck & Company, Inc.                                119,500       8,394,875
Pfizer, Inc.                                          52,100       5,994,756
Pharmacia & Upjohn, Inc.                              88,000       4,928,000
Schering-Plough Corporation                          144,000       6,957,000
SmithKline Beecham PLC Sponsored ADR                  36,000       2,364,750
Warner-Lambert Company                                58,200       3,953,963
                                                                 -----------
                                                                  58,308,031
HEALTHCARE - MEDICAL SUPPLY 0.4%
Becton, Dickinson & Company                           75,000       2,789,062

HOUSING RELATED 0.4%
Masco Corporation                                     96,000       2,820,000

INSURANCE - DIVERSIFIED 0.8%
CIGNA Corporation                                     35,400       3,086,438
Marsh & McLennan Companies, Inc.                      33,000       2,526,562
                                                                 -----------
                                                                   5,613,000
INSURANCE - PROPERTY & CASUALTY 1.5%
The Allstate Corporation                              32,000       1,164,000
American International Group, Inc.                    78,551       9,224,833
                                                                 -----------
                                                                  10,388,833
LEISURE PRODUCT 0.8%
The Seagram Company, Ltd.                            100,000       5,737,500

LEISURE SERVICE 0.3%
The Walt Disney Company                               58,000       1,841,500

MACHINERY - MISCELLANEOUS 0.5%
Ingersoll-Rand Company                                53,000       3,666,937

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.3%
Eaton Corporation                                     23,400       2,145,488

MEDIA - PUBLISHING 1.0%
Gannett Company, Inc.                                 38,000       2,690,875
McGraw-Hill, Inc.                                     74,600       4,121,650
                                                                 -----------
                                                                   6,812,525
MEDIA - RADIO/TV 4.9%
AT&T Corporation-Liberty Media Group Class A (b)      38,400       2,452,800
CBS Corporation (b)                                  158,000       7,198,875

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                    STRONG GROWTH AND INCOME FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Chancellor Media Corporation (b)                      45,000     $ 2,469,375
Clear Channel Communications, Inc. (b)               110,000       7,645,000
Cox Communications, Inc. Class A (b)                  37,500       2,976,563
Time Warner, Inc.                                    155,500      10,885,000
                                                                 -----------
                                                                  33,627,613
METAL PRODUCTS & FABRICATION 0.3%
Illinois Tool Works, Inc.                             23,000       1,771,000

METALS & MINING 0.4%
Alcoa, Inc.                                           43,500       2,707,875

MORTGAGE & RELATED SERVICE 1.9%
Federal Home Loan Mortgage Corporation               108,000       6,777,000
Federal National Mortgage Association                 91,000       6,455,313
                                                                 -----------
                                                                  13,232,313
OFFICE AUTOMATION 1.3%
Pitney Bowes, Inc.                                    83,500       5,839,781
Xerox Corporation                                     57,000       3,348,750
                                                                 -----------
                                                                   9,188,531
OIL - INTERNATIONAL INTEGRATED 5.4%
BP Amoco PLC Sponsored ADR                            49,500       5,602,781
Chevron Corporation                                   61,500       6,134,625
Exxon Corporation                                    107,000       8,887,688
Mobil Corporation                                     62,000       6,494,500
Royal Dutch Petroleum Company - New York
  Registry Shares                                    169,000       9,918,187
                                                                 -----------
                                                                  37,037,781
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Burlington Resources, Inc.                            36,000       1,658,250

OIL WELL EQUIPMENT & SERVICE 1.2%
Halliburton Company                                  188,000       8,013,500

PAPER & FOREST PRODUCTS 1.4%
Georgia-Pacific Corporation                           30,500       2,821,250
International Paper Company                          123,500       6,584,094
                                                                 -----------
                                                                   9,405,344
PERSONAL & COMMERCIAL LENDING 1.0%
Associates First Capital Corporation                 126,010       5,583,818
Household International, Inc.                         27,500       1,383,594
                                                                 -----------
                                                                   6,967,412
RETAIL - DEPARTMENT STORE 0.1%
Kohl's Corporation (b)                                10,000         664,375

RETAIL - DRUG STORE 1.0%
CVS Corporation                                       85,000       4,048,125
Walgreen Company                                     102,800       2,762,750
                                                                 -----------
                                                                   6,810,875
RETAIL - FOOD CHAIN 1.5%
Fred Meyer, Inc. (b)                                  48,000       2,598,000
The Kroger Company (b)                                36,000       1,955,250
Safeway, Inc. (b)                                    105,000       5,663,438
                                                                 -----------
                                                                  10,216,688
RETAIL - MAJOR CHAIN 2.5%
Dayton Hudson Corporation                             94,000       6,327,375
Wal-Mart Stores, Inc.                                238,000      10,948,000
                                                                 -----------
                                                                  17,275,375
RETAIL - RESTAURANT 0.7%
McDonald's Corporation                               113,500       4,809,563

RETAIL - SPECIALTY 3.6%
Best Buy Company, Inc. (b)                            90,400       4,316,600
Gap, Inc.                                             30,000       1,996,875
The Home Depot, Inc.                                 106,500       6,383,344
Lowe's Companies, Inc.                               125,000       6,593,750
Tandy Corporation                                     71,500       5,179,281
                                                                 -----------
                                                                  24,469,850
SOAP & CLEANING PREPARATION 1.8%
Clorox Company                                        40,000       4,615,000
Colgate Palmolive Company                             17,500       1,792,656
The Procter & Gamble Company                          65,500       6,144,719
                                                                 -----------
                                                                  12,552,375
TELECOMMUNICATION EQUIPMENT 2.3%
Lucent Technologies, Inc.                            180,000      10,822,500
Nokia Corporation Sponsored ADR                       38,500       2,856,219
Tellabs, Inc. (b)                                     18,000       1,972,125
                                                                 -----------
                                                                  15,650,844
TELECOMMUNICATION SERVICE 6.8%
AirTouch Communications, Inc. (b)                     34,000       3,174,750
AT&T Corporation                                     237,000      11,968,500
Bell Atlantic Corporation                             78,500       4,523,563
MCI WorldCom, Inc. (b)                               198,253      16,293,918
MediaOne Group, Inc. (b)                              49,000       3,996,562
Sprint Corporation                                    66,300       6,799,894
                                                                 -----------
                                                                  46,757,187
TELEPHONE 1.4%
Ameritech Corporation                                 18,200       1,245,563
BellSouth Corporation                                 63,000       2,819,250
SBC Communications, Inc.                              92,000       5,152,000
                                                                 -----------
                                                                   9,216,813
--------------------------------------------------------------------------------
Total Common Stocks (Cost $496,922,681)                          684,040,938
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                        $  615,700         615,700
Pitney Bowes Credit Corporation, 4.51%               950,800         950,800
Sara Lee Corporation, 4.50%                        1,090,500       1,090,500
Warner Lambert Company, 4.50%                        397,800         397,800
Wisconsin Electric Power Company, 4.50%              567,600         567,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,622,400)                     3,622,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $500,545,081) 100.4%       687,663,338
Other Assets and Liabilities, Net (0.4%)                          (3,112,351)
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $684,550,987
================================================================================

================================================================================
                          STRONG LIMITED RESOURCES FUND
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 92.4%
CHEMICAL 1.9%
The Dow Chemical Company                                 500      $   65,594
IMC Global, Inc.                                       2,500          62,500
                                                                  ----------
                                                                     128,094
CHEMICAL - SPECIALTY 4.3%
Cabot Corporation                                      6,000         162,000
Praxair, Inc.                                          2,500         129,375
                                                                  ----------
                                                                     291,375
DIVERSIFIED OPERATIONS 3.7%
E.I. Du Pont de Nemours & Company                      3,500         247,187

ELECTRIC POWER 1.7%
Duke Energy Corporation                                2,000         112,000

METALS & MINING 3.8%
Alcoa, Inc.                                            2,600         161,850
Phelps Dodge Corporation                               1,500          94,875
                                                                  ----------
                                                                     256,725
NATURAL GAS DISTRIBUTION 14.4%
Coastal Corporation                                    6,000         229,500
Consolidated Natural Gas Company                       1,600          95,200

--------------------------------------------------------------------------------
================================================================================
                    STRONG LIMITED RESOURCES FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal       Value
                                                      Amount       (Note 2)
--------------------------------------------------------------------------------
El Paso Energy Corporation                             5,000      $  183,750
Enron Corporation                                      2,500         188,125
KN Energy, Inc.                                        5,500         113,437
Questar Corporation                                    9,000         163,688
                                                                  ----------
                                                                     973,700
OIL - INTERNATIONAL INTEGRATED 12.5%
Chevron Corporation                                    3,400         339,150
Mobil Corporation                                      2,300         240,925
YPF Sociedad Anonima ADR                               6,400         268,800
                                                                  ----------
                                                                     848,875
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 21.3%
Anadarko Petroleum Corporation                         4,300         163,131
Apache Corporation                                     6,000         184,125
Burlington Resources, Inc.                             3,000         138,187
Devon Energy Corporation                               5,000         166,250
Enron Oil & Gas Company                                9,000         171,000
Gulf Canada Resources, Ltd. ADR (b)                   45,000         180,000
Ocean Energy, Inc. (b)                                21,000         195,563
Union Pacific Resources Group, Inc.                    8,000         112,000
Vastar Resources, Inc.                                 2,400         131,700
                                                                  ----------
                                                                   1,441,956
OIL - NORTH AMERICAN INTEGRATED 7.9%
Amerada Hess Corporation                               4,000         228,000
Transmontaigne, Inc. (b)                              10,000         142,500
Unocal Corporation                                     4,000         166,250
                                                                  ----------
                                                                     536,750
OIL WELL EQUIPMENT & SERVICE 13.5%
Cooper Cameron Corporation (b)                         3,900         150,638
ENSCO International, Inc.                              6,000         111,375
Halliburton Company                                    4,000         170,500
Nabors Industries, Inc. (b)                            7,500         154,219
Schlumberger, Ltd.                                     2,300         146,912
Smith International, Inc. (b)                          4,000         179,500
                                                                  ----------
                                                                     913,144
PAPER & FOREST PRODUCTS 5.7%
Bowater, Inc.                                          1,000          53,625
Kimberly-Clark Corporation                             1,500          91,969
Willamette Industries, Inc.                            5,200         243,100
                                                                  ----------
                                                                     388,694
STEEL 1.7%
AK Steel Holding Corporation                           4,500         117,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,738,070)                              6,255,500
--------------------------------------------------------------------------------

Short-Term Investments (a) 8.5%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                          $258,500         258,500
Pitney Bowes Credit Corporation, 4.51%                93,800          93,800
Sara Lee Corporation, 4.50%                          128,300         128,300
Warner Lambert Company, 4.50%                         52,200          52,200
Wisconsin Electric Power Company, 4.50%               42,000          42,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $574,800)                         574,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $6,312,870) 100.9%           6,830,300
Other Assets and Liabilities, Net (0.9%)                             (59,369)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $6,770,931
================================================================================

================================================================================
                            STRONG TOTAL RETURN FUND
================================================================================
                                                    Shares or
                                                    Principal      Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.5%
AEROSPACE & DEFENSE 1.9%
Raytheon Company Class A                              25,000     $ 1,729,687
United Technologies Corporation                      145,000      21,006,875
                                                                 -----------
                                                                  22,736,562
AIRLINE 2.0%
Delta Air Lines, Inc.                                135,000       8,564,062
FDX Corporation (b)                                   90,000      10,130,625
Southwest Airlines Company                           140,000       4,558,750
                                                                 -----------
                                                                  23,253,437
AUTO & TRUCK PARTS 0.6%
The Goodyear Tire & Rubber Company                   120,000       6,862,500

AUTOMOBILE 0.8%
Ford Motor Company                                    80,000       5,115,000
Honda Motor Co., Ltd. ADR                             50,000       4,418,750
                                                                 -----------
                                                                   9,533,750
BANK - MONEY CENTER 5.8%
Bank of America Corporation                           90,000       6,480,000
The Bank of Tokyo-Mitsubishi, Ltd. Sponsored ADR     245,000       3,583,125
The Chase Manhattan Corporation                      185,000      15,308,750
Citigroup, Inc.                                      390,000      29,347,500
J.P. Morgan & Company, Inc.                          100,000      13,475,000
                                                                 -----------
                                                                  68,194,375
BANK - SUPER REGIONAL 1.3%
Northern Trust Company                                55,000       5,121,875
State Street Corporation                             120,000      10,500,000
                                                                 -----------
                                                                  15,621,875
BEVERAGE - ALCOHOLIC 0.1%
Anheuser-Busch Companies, Inc.                        15,000       1,096,875

BROKERAGE & INVESTMENT MANAGEMENT 3.5%
The Charles Schwab Corporation                       117,800      12,928,550
Lehman Brothers Holdings, Inc.                        90,000       5,000,625
Merrill Lynch & Company, Inc.                         50,000       4,196,875
Morgan Stanley, Dean Witter & Company                190,000      18,845,625
                                                                 -----------
                                                                  40,971,675
CHEMICAL 1.3%
Rohm & Haas Company                                  340,000      15,236,250

CHEMICAL - SPECIALTY 1.7%
Praxair, Inc.                                        394,700      20,425,725

COMMERCIAL SERVICE 1.2%
The Dun & Bradstreet Corporation                      50,000       1,837,500
The Hertz Corporation                                145,000       8,654,687
Omnicom Group, Inc.                                   50,000       3,625,000
                                                                 -----------
                                                                  14,117,187
COMPUTER - MAINFRAME 0.5%
Dell Computer Corporation (b)                        150,000       6,178,125

COMPUTER - PERIPHERAL EQUIPMENT 0.9%
EMC Communications Corporation (b)                   100,000      10,893,750

COMPUTER - PERSONAL & WORKSTATION 2.9%
Amazon.com, Inc. (b)                                  10,000       1,720,625
America Online, Inc. (b)                             175,000      24,981,250
At Home Corporation Series A (b)                      20,000       2,878,750
E*Trade Group, Inc. (b)                               22,600       2,610,300
Sun Microsystems, Inc. (b)                            30,000       1,794,375
                                                                 -----------
                                                                  33,985,300
COMPUTER SOFTWARE 6.6%
Ascend Communications, Inc. (b)                      115,000      11,111,875
Cisco Systems, Inc. (b)                              410,000      46,765,625
Microsoft Corporation (b)                            240,000      19,515,000
                                                                 -----------
                                                                  77,392,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   APRIL 30, 1999  (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                      STRONG TOTAL RETURN FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal      Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
COSMETIC & PERSONAL CARE 0.4%
Estee Lauder Companies, Inc. Class A                  50,000     $ 5,006,250

DIVERSIFIED OPERATIONS 4.1%
Allied Signal, Inc.                                  222,500      13,071,875
E.I. Du Pont de Nemours & Company                    200,000      14,125,000
Textron, Inc.                                         25,000       2,303,125
Tyco International, Ltd.                             230,000      18,687,500
                                                                 -----------
                                                                  48,187,500
ELECTRICAL EQUIPMENT 1.8%
General Electric Company                             200,000      21,100,000

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%
Rockwell International Corporation                   100,000       5,162,500

ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.8%
Applied Materials, Inc. (b)                           20,000       1,072,500
Intel Corporation                                     60,000       3,671,250
Linear Technology Corporation                        125,000       7,109,375
Maxim Integrated Products, Inc. (b)                   70,000       3,920,000
Motorola, Inc.                                       180,000      14,422,500
Texas Instruments, Inc.                               30,000       3,063,750
                                                                 -----------
                                                                  33,259,375
FINANCE - MISCELLANEOUS 4.4%
American Express Company                             145,000      18,949,688
First Data Corporation                               200,000       8,487,500
Providian Financial Corporation                      190,000      24,521,875
                                                                 -----------
                                                                  51,959,063
HEALTHCARE - BIOMEDICAL/GENETIC 0.5%
Amgen, Inc. (b)                                      100,000       6,143,750

HEALTHCARE - DRUG/DIVERSIFIED 1.9%
Abbott Laboratories                                   50,000       2,421,875
American Home Products Corporation                    40,000       2,440,000
Johnson & Johnson                                     90,000       8,775,000
Pfizer, Inc.                                          50,000       5,753,125
Pharmacia & Upjohn, Inc.                              12,500         700,000
Schering-Plough Corporation                           40,000       1,932,500
                                                                 -----------
                                                                  22,022,500
HEALTHCARE - INSTRUMENTATION 0.3%
Medtronic, Inc.                                       50,000       3,596,875

HEALTHCARE - PATIENT CARE 0.9%
Columbia/HCA Healthcare Corporation                  255,000       6,295,312
United Healthcare Corporation                         70,000       3,928,750
                                                                 -----------
                                                                  10,224,062
HOUSEHOLD APPLIANCES & FURNISHINGS 0.2%
Sony Corporation Sponsored ADR                        30,000       2,775,000

HOUSING RELATED 0.2%
USG Corporation                                       50,000       2,918,750

INSURANCE - DIVERSIFIED 0.7%
Marsh & McLennan Companies, Inc.                     105,000       8,039,062

INSURANCE - PROPERTY & CASUALTY 1.1%
American International Group, Inc.                    85,000       9,982,188
Chubb Corporation                                     50,000       2,962,500
                                                                 -----------
                                                                  12,944,688
LEISURE PRODUCT 0.9%
Eastman Kodak Company                                 50,000       3,731,250
Harley-Davidson, Inc.                                 80,000       4,770,000
The Seagram Company, Ltd.                             30,000       1,721,250
                                                                 -----------
                                                                  10,222,500
MACHINERY - AGRICULTURE 1.2%
Case Corporation                                     230,000       7,963,750
Deere & Company                                      155,000       6,665,000
                                                                 -----------
                                                                  14,628,750
MACHINERY - MISCELLANEOUS 0.4%
Ingersoll-Rand Company                                75,000       5,189,063

MACHINERY - TRANSPORTATION EQUIP & PARTS 0.3%
Dana Corporation                                      80,000       3,770,000

MEDIA - RADIO/TV 1.7%
CBS Corporation (b)                                  230,000      10,479,375
Clear Channel Communications, Inc. (b)                60,000       4,170,000
Time Warner, Inc.                                     75,000       5,250,000
                                                                 -----------
                                                                  19,899,375
METALS & MINING 1.9%
Alcoa, Inc.                                           60,000       3,735,000
Asarco, Inc.                                          90,000       1,653,750
Freeport-McMoran Copper & Gold, Inc. Class B         240,000       3,675,000
Inco, Ltd.                                           200,000       3,837,500
Phelps Dodge Corporation                              90,000       5,692,500
Reynolds Metals Company                               60,000       3,742,500
                                                                 -----------
                                                                  22,336,250
NATURAL GAS DISTRIBUTION 1.7%
Enron Corporation                                    110,000       8,277,500
The Williams Companies, Inc.                         255,000      12,048,750
                                                                 -----------
                                                                  20,326,250
OIL - INTERNATIONAL INTEGRATED 3.2%
BP Amoco PLC Sponsored ADR                            30,000       3,395,625
Chevron Corporation                                  101,000      10,074,750
Mobil Corporation                                    130,000      13,617,500
Texaco, Inc.                                         175,000      10,981,250
                                                                 -----------
                                                                  38,069,125
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.2%
Apache Corporation                                    60,000       1,841,250

OIL - NORTH AMERICAN INTEGRATED 1.9%
Atlantic Richfield Company                           205,000      17,207,188
USX-Marathon Group                                   150,000       4,687,500
                                                                 -----------
                                                                  21,894,688
OIL WELL EQUIPMENT & SERVICE 3.6%
Baker Hughes, Inc.                                   475,000      14,190,625
Halliburton Company                                  255,000      10,869,375
Schlumberger, Ltd.                                   260,000      16,607,500
                                                                 -----------
                                                                  41,667,500
PAPER & FOREST PRODUCTS 1.1%
Georgia-Pacific Corporation                          140,000      12,950,000

POLLUTION CONTROL 0.3%
Waste Management, Inc.                                55,000       3,107,500

RAILROAD 0.2%
Burlington Northern Santa Fe Corporation              50,000       1,831,250

RETAIL - DEPARTMENT STORE 1.2%
Kohl's Corporation (b)                               217,600      14,456,800

RETAIL - DRUG STORE 0.2%
Walgreen Company                                     100,000       2,687,500

RETAIL - FOOD CHAIN 0.7%
The Kroger Company (b)                                10,000         543,125
Fred Meyer, Inc. (b)                                  70,000       3,788,750
Safeway, Inc. (b)                                     75,000       4,045,313
                                                                 -----------
                                                                   8,377,188
RETAIL - MAJOR CHAIN 2.5%
Costco Companies, Inc.                               140,000      11,331,250
Wal-Mart Stores, Inc.                                390,000      17,940,000
                                                                 -----------
                                                                  29,271,250

--------------------------------------------------------------------------------
================================================================================
                      STRONG TOTAL RETURN FUND (continued)
================================================================================
                                                    Shares or
                                                    Principal      Value
                                                      Amount      (Note 2)
--------------------------------------------------------------------------------
RETAIL - RESTAURANT 0.8%
McDonald's Corporation                               220,000    $  9,322,500

RETAIL - SPECIALTY 2.3%
Gap, Inc.                                             50,000       3,328,125
The Home Depot, Inc.                                  99,200       5,945,800
Lowe's Companies, Inc.                               185,000       9,758,750
Staples, Inc. (b)                                    275,000       8,250,000
                                                                ------------
                                                                  27,282,675
SHOE & APPAREL MANUFACTURING 1.1%
NIKE, Inc. Class B                                   210,000      13,059,375

SOAP & CLEANING PREPARATION 0.4%
Colgate Palmolive Company                             50,000       5,121,875

TELECOMMUNICATION EQUIPMENT 5.1%
ADC Telecommunications, Inc. (b)                      50,000       2,390,625
Lucent Technologies, Inc.                            255,000      15,331,875
Nokia Corporation Sponsored ADR                      180,000      13,353,750
Nortel Network Corporation                           115,000       7,841,562
Tellabs, Inc. (b)                                    170,000      18,625,625
Uniphase Corporation (b)                              20,000       2,427,500
                                                                ------------
                                                                  59,970,937
TELECOMMUNICATION SERVICE 9.6%
COLT Telecom Group PLC Sponsored ADR (b)             100,000       7,637,500
Corning, Inc.                                        200,000      11,450,000
Level 3 Communications, Inc. (b)                     135,000      12,158,437
MCI WorldCom, Inc. (b)                               450,000      36,984,375
MediaOne Group, Inc. (b)                              65,000       5,301,563
Qwest Communications International, Inc. (b)         300,000      25,631,250
Sprint Corporation                                   100,000      10,256,250
Sprint Corporation - PCS Group (b)                    75,000       3,178,125
                                                                ------------
                                                                 112,597,500
TELEPHONE 1.2%
Ameritech Corporation                                 30,000       2,053,125
SBC Communications, Inc.                              75,000       4,200,000
Telefonos de Mexico SA ADR Series L                  110,000       8,332,500
                                                                ------------
                                                                  14,585,625
--------------------------------------------------------------------------------
Total Common Stocks (Cost $888,746,740)                        1,114,305,987
--------------------------------------------------------------------------------

Convertible Preferred Stocks 2.5%
Chancellor Media Corporation 6.00%
  (Acquired 6/11/97; Cost $3,000,000) (d)             60,000       6,540,000
Houston Industries, Inc. 7.00% Automatic
  Common Exchange Securities                         130,000      15,340,000
Merrill Lynch & Company, Inc. Structured
  Yield Product (Exchangeable for Cox
  Communications, Inc. Common Stock), 6.00%,
  Due 6/01/99                                        125,000       7,843,750
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $13,649,655)             29,723,750
--------------------------------------------------------------------------------

Convertible Bonds 0.4%
The Home Depot, Inc. Subordinated Notes, 3.25%,
  Due 10/01/01                                    $2,000,000       5,200,000
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,121,716)                          5,200,000
--------------------------------------------------------------------------------

Short-Term Investments (a) 3.6%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.51%                         2,156,300       2,156,300
Pitney Bowes Credit Corporation, 4.51%             2,217,100       2,217,100
Sara Lee Corporation, 4.50%                           63,000          63,000
Warner Lambert Company, 4.50%                        307,000         307,000
                                                                 -----------
                                                                   4,743,400
REPURCHASE AGREEMENTS 3.2%
Barclays Capital, Inc. (Dated 4/30/99), 4.83%,
  Due 5/03/99 (Repurchase proceeds
  $37,415,053.50); Collateralized by United States
  Treasury Notes,(e)                             $37,400,000   $  37,400,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $42,143,400)                   42,143,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $946,661,511) 101.0%     1,191,373,137
Other Assets and Liabilities, Net (1.0%)                         (12,294,193)
--------------------------------------------------------------------------------
Net Assets 100.0%                                             $1,179,078,944
================================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts      Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period               200      $  254,966
Options written during the period                      5,680       7,887,275
Options closed                                        (4,150)     (5,438,114)
Options expired                                           --              --
Options exercised                                         --              --
                                                      ------      ----------
Options outstanding at end of period                   1,730      $2,704,127
                                                      ======      ==========

Closed options resulted in a capital loss of $378,786.


WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                      Contracts
                                                     (100 Shares     Value
                                                    per Contract)   (Note 2)
--------------------------------------------------------------------------------
America Online, Inc.
(Strike Price is $130. Expiration date is 6/18/99.
Premium Received is $880,321.)                           300      ($ 742,500)

EMC Communications Corporation
(Strike Price is $110. Expiration date is 7/16/99.
Premium Received is $732,018.)                           580        (703,250)

MCI WorldCom, Inc.
(Strike Price is $70. Expiration date is 6/18/99.
Premium Received is $1,091,789.)                         850      (1,211,250)


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.

  Percentages are stated as a percent of net assets.

  See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
April 30, 1999 (Unaudited)
                                                                    (In Thousands, Except Per Share Amounts)
                                                        STRONG AMERICAN    STRONG ASSET     STRONG BLUE   STRONG EQUITY
                                                         UTILITIES FUND   ALLOCATION FUND  CHIP 100 FUND   INCOME FUND
                                                        ---------------   ---------------  -------------  -------------
ASSETS:
  Investments in Securities, at Value (Cost of $192,556,
    $257,839, $384,427 and $128,585, respectively)          $244,210         $341,466        $432,842       $190,990
  Receivable for Securities Sold                               1,714            1,172              --             --
  Receivable for Fund Shares Sold                                110                3             252             21
  Dividends and Interest Receivable                              783            2,512             242            178
  Other Assets                                                    17               36              16             38
                                                            --------         --------        --------       --------
  Total Assets                                               246,834          345,189         433,352        191,227

LIABILITIES:
  Payable for Securities Purchased                             1,252            2,067             393            942
  Payable for Fund Shares Redeemed                               120               --              11             15
  Accrued Operating Expenses and Other Liabilities                25               26              70             34
                                                            --------         --------        --------       --------
  Total Liabilities                                            1,397            2,093             474            991
                                                            --------         --------        --------       --------
NET ASSETS                                                  $245,437         $343,096        $432,878       $190,236
                                                            ========         ========        ========       ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)             $181,599         $248,943        $386,053       $125,265
  Accumulated Net Investment Income (Loss)                       550            1,844            (249)            65
  Accumulated Net Realized Gain (Loss)                        11,634            8,662          (1,341)         2,501
  Net Unrealized Appreciation                                 51,654           83,647          48,415         62,405
                                                            --------         --------        --------       --------
  Net Assets                                                $245,437         $343,096        $432,878       $190,236
                                                            ========         ========        ========       ========
Capital Shares Outstanding (Unlimited Number Authorized)      14,338           13,739          25,331          9,363

NET ASSET VALUE PER SHARE                                     $17.12           $24.97          $17.09         $20.32
                                                              ======           ======          ======         ======

                                                         STRONG GROWTH    STRONG LIMITED    STRONG TOTAL
                                                        AND INCOME FUND   RESOURCES FUND    RETURN FUND
                                                        ---------------   --------------    ------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $500,545, $6,313 and $946,662, respectively)    $687,663         $6,830         $1,191,373
  Receivable for Securities Sold                                5,460             --             49,442
  Receivable for Fund Shares Sold                                 160             --                  8
  Dividends and Interest Receivable                               436              3                301
  Other Assets                                                     34             21                 60
                                                             --------         ------         ----------
  Total Assets                                                693,753          6,854          1,241,184

LIABILITIES:
  Payable for Securities Purchased                              9,079             72             59,226
  Written Options, at Value (Premiums Received of $0,
    $0 and $2,704, respectively)                                   --             --              2,657
  Payable for Fund Shares Redeemed                                 64             --                173
  Accrued Operating Expenses and Other Liabilities                 59             11                 49
                                                             --------         ------         ----------
  Total Liabilities                                             9,202             83             62,105
                                                             --------         ------         ----------
NET ASSETS                                                   $684,551         $6,771         $1,179,079
                                                             ========         ======         ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)              $500,591         $7,234         $  727,109
  Accumulated Net Investment Loss                                (298)            (8)              (979)
  Accumulated Net Realized Gain (Loss)                         (2,860)          (972)           208,190
  Net Unrealized Appreciation                                 187,118            517            244,759
                                                             --------         ------         ----------
  Net Assets                                                 $684,551         $6,771         $1,179,079
                                                             ========         ======         ==========
Capital Shares Outstanding (Unlimited Number Authorized)       28,889            756             30,213

NET ASSET VALUE PER SHARE                                      $23.70          $8.95             $39.03
                                                               ======          =====             ======

                                        See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended April 30, 1999 (Unaudited)
                                                                         (In Thousands)
                                         STRONG       STRONG      STRONG      STRONG      STRONG       STRONG      STRONG
                                        AMERICAN      ASSET      BLUE CHIP    EQUITY      GROWTH       LIMITED     TOTAL
                                        UTILITIES   ALLOCATION      100       INCOME    AND INCOME    RESOURCES    RETURN
                                          FUND         FUND         FUND       FUND        FUND         FUND        FUND
                                        ---------   ----------   ---------    ------    ----------    ---------    ------
INCOME:
  Dividends (net of withholding taxes
    of ($0, $4, $0, $0, $4, $0 and $13,
    respectively)                        $ 3,600     $ 1,343      $   952    $ 1,254     $  2,626      $   37     $  3,480
  Interest                                   320       4,480          201         36           99          12          921
                                         -------     -------      -------    -------     --------      ------     --------
  Total Income                             3,920       5,823        1,153      1,290        2,725          49        4,401

EXPENSES:
  Investment Advisory Fees                   888       1,300          904        738        2,136          24        4,186
  Custodian Fees                              14          14           58          5           16           1           44
  Shareholder Servicing Costs                228         292          253        167          614           7          735
  Professional Fees                           10          14           11          9           13           3           20
  Reports to Shareholders                     39          59           79         35          131           1          159
  Federal and State Registration Fees         21          18           85         18           59          12           20
  Other                                        5           7            6         11           13           3           21
                                         -------     -------      -------    -------     --------      ------     --------
  Total Expenses                           1,205       1,704        1,396        983        2,982          51        5,185
                                         -------     -------      -------    -------     --------      ------     --------
NET INVESTMENT INCOME (LOSS)               2,715       4,119         (243)       307         (257)         (2)        (784)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                           12,207       8,272          489      3,399        4,984        (305)     222,122
    Futures Contracts and Options             --         618           --         --           --          --         (379)
                                         -------     -------      -------    -------     --------      ------     --------
    Net Realized Gain (Loss)              12,207       8,890          489      3,399        4,984        (305)     221,743
  Net Change in Unrealized Appreciation/
    Depreciation on:
    Investments                            6,633      42,912       41,217     26,953      111,343       1,166       82,801
    Futures Contracts and Options             --        (650)          --         --           --          --           47
                                         -------     -------      -------    -------     --------      ------     --------
    Net Change in Unrealized
     Appreciation/Depreciation             6,633      42,262       41,217     26,953      111,343       1,166       82,848
                                         -------     -------      -------    -------     --------      ------     --------
NET GAIN ON INVESTMENTS                   18,840      51,152       41,706     30,352      116,327         861      304,591
                                         -------     -------      -------    -------     --------      ------     --------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              $21,555     $55,271      $41,463    $30,659     $116,070      $  859     $303,807
                                         =======     =======      =======    =======     ========      ======     ========


                                              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Thousands)
                                                                     STRONG AMERICAN                    STRONG ASSET
                                                                      UTILITIES FUND                    ALLOCATION FUND
                                                            --------------------------------   --------------------------------
                                                            Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                             April 30, 1999    Oct. 31, 1998    April 30, 1999    Oct. 31, 1998
                                                            ----------------   -------------   ----------------   -------------
                                                              (Unaudited)                        (Unaudited)
OPERATIONS:
  Net Investment Income                                        $  2,715          $  4,546         $  4,119          $  7,355
  Net Realized Gain                                              12,207             8,595            8,890               798
  Net Change in Unrealized Appreciation/Depreciation              6,633            26,422           42,262            23,055
                                                               --------          --------         --------          --------
  Net Increase in Net Assets Resulting from Operations           21,555            39,563           55,271            31,208

DISTRIBUTIONS:
  From Net Investment Income                                     (2,704)           (4,541)          (3,131)           (7,231)
  From Net Realized Gains                                        (8,562)           (8,984)              --           (25,895)
  In Excess of Net Realized Gains                                    --                --               --              (281)
                                                               --------          --------         --------          --------
  Total Distributions                                           (11,266)          (13,525)          (3,131)          (33,407)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      71,769           167,228           27,799            39,754
  Proceeds from Reinvestment of Distributions                    10,673            12,867            3,003            32,136
  Payment for Shares Redeemed                                   (61,559)         (126,663)         (28,238)          (58,057)
                                                               --------          --------         --------          --------
  Net Increase in Net Assets from Capital Share Transactions     20,883            53,432            2,564            13,833
                                                               --------          --------         --------          --------
TOTAL INCREASE IN NET ASSETS                                     31,172            79,470           54,704            11,634

NET ASSETS:
  Beginning of Period                                           214,265           134,795          288,392           276,758
                                                               --------          --------         --------          --------
  End of Period                                                $245,437          $214,265         $343,096          $288,392
                                                               ========          ========         ========          ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            4,332            10,931            1,172             1,850
  Issued in Reinvestment of Distributions                           636               859              126             1,623
  Redeemed                                                       (3,766)           (8,303)          (1,198)           (2,743)
                                                                 ------            ------           ------            ------
  Net Increase in Shares of the Fund                              1,202             3,487              100               730
                                                                 ======            ======           ======            ======


                                              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------------------------------------------------
                                                                                 (In Thousands)
                                                                  STRONG BLUE                      STRONG EQUITY
                                                                 CHIP 100 FUND                      INCOME FUND
                                                      --------------------------------   --------------------------------
                                                      Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                       April 30, 1999    Oct. 31, 1998    April 30, 1999    Oct. 31, 1998
                                                      ----------------   -------------   ----------------   -------------
                                                        (Unaudited)                         (Unaudited)
OPERATIONS:
  Net Investment Income (Loss)                          ($    243)          $   288          $    307         $  1,095
  Net Realized Gain (Loss)                                    489            (1,799)            3,399             (473)
  Net Change in Unrealized Appreciation/Depreciation       41,217             7,230            26,953           19,078
                                                         --------           -------          --------         --------
  Net Increase in Net Assets Resulting from Operations     41,463             5,719            30,659           19,700

DISTRIBUTIONS:
  From Net Investment Income                                   (6)             (296)             (312)          (1,075)
  From Net Realized Gains                                      --                --                --           (5,636)
  In Excess of Net Realized Gains                              --                --                --             (416)
                                                         --------           -------          --------         --------
  Total Distributions                                          (6)             (296)             (312)          (7,127)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                               373,109           112,429            36,960           88,635
  Proceeds from Reinvestment of Distributions                   6               278               299            6,807
  Payment for Shares Redeemed                             (71,602)          (33,375)          (48,126)         (71,745)
                                                         --------           -------          --------         --------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            301,513            79,332           (10,867)          23,697
                                                         --------           -------          --------         --------
TOTAL INCREASE IN NET ASSETS                              342,970            84,755            19,480           36,270

NET ASSETS:
  Beginning of Period                                      89,908             5,153           170,756          134,486
                                                         --------           -------          --------         --------
  End of Period                                          $432,878           $89,908          $190,236         $170,756
                                                         ========           =======          ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                     22,963             8,949             1,923            5,275
  Issued in Reinvestment of Distributions                      --                22                15              436
  Redeemed                                                 (4,424)           (2,674)           (2,501)          (4,278)
                                                           ------            ------            ------           ------
  Net Increase (Decrease) in Shares of the Fund            18,539             6,297              (563)           1,433
                                                           ======            ======            ======           ======


                                              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Thousands)
                                                                          STRONG GROWTH                     STRONG LIMITED
                                                                          AND INCOME FUND                   RESOURCES FUND
                                                                --------------------------------   --------------------------------
                                                                Six Months Ended    Year Ended     Six Months Ended    Year Ended
                                                                 April 30, 1999    Oct. 31, 1998    April 30, 1999    Oct. 31, 1998
                                                                ----------------   -------------   ----------------   -------------
                                                                   (Unaudited)                        (Unaudited)
OPERATIONS:
  Net Investment Income (Loss)                                      ($    257)        $    447          ($    2)         ($   23)
  Net Realized Gain (Loss)                                              4,984           (7,055)            (305)            (668)
  Net Change in Unrealized Appreciation/Depreciation                  111,343           53,134            1,166             (373)
                                                                     --------         --------           ------           ------
  Net Increase (Decrease) in Net Assets Resulting from Operations     116,070           46,526              859           (1,064)

DISTRIBUTIONS:
  From Net Investment Income                                              (59)            (478)              (7)              (1)
  From Net Realized Gains                                                   0           (9,141)               0               (2)
  In Excess of Realized Gains                                              --             (797)              --               --
                                                                     --------         --------           ------           ------
  Total Distributions                                                     (59)         (10,416)              (7)              (3)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                           273,129          266,590            3,558            4,984
  Proceeds from Reinvestment of Distributions                              58           10,114                7                3
  Payment for Shares Redeemed                                        (103,535)        (140,926)          (2,592)          (4,319)
                                                                     --------         --------           ------           ------
  Net Increase in Net Assets from Capital Share Transactions          169,652          135,778              973              668
                                                                     --------         --------           ------           ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               285,663          171,888            1,825             (399)

NET ASSETS:
  Beginning of Period                                                 398,888          227,000            4,946            5,345
                                                                     --------         --------           ------           ------
  End of Period                                                      $684,551         $398,888           $6,771           $4,946
                                                                     ========         ========           ======           ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 12,341           14,701              466              570
  Issued in Reinvestment of Distributions                                   3              632                1                0
  Redeemed                                                             (4,750)          (7,921)            (345)            (497)
                                                                       ------           ------             ----             ----
  Net Increase in Shares of the Fund                                    7,594            7,412              122               73
                                                                       ======           ======             ====             ====

                                              See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------------
                                                              (In Thousands)
                                                               STRONG TOTAL
                                                                RETURN FUND
                                                     ---------------------------------
                                                     Six Months Ended     Year Ended
                                                      April 30, 1999     Oct. 31, 1998
                                                     ----------------    -------------
                                                        (Unaudited)
OPERATIONS:
  Net Investment Income (Loss)                          ($      784)       $  3,536
  Net Realized Gain                                         221,743           3,209
  Net Change in Unrealized Appreciation/Depreciation         82,848          99,387
                                                         ----------        --------
  Net Increase in Net Assets Resulting from Operations      303,807         106,132

DISTRIBUTIONS:
  From Net Investment Income                                   (195)         (3,788)
  In Excess of Net Investment Income                        (11,003)       (172,676)
  From Net Realized Gains                                        --          (2,593)
                                                         ----------        --------
  Total Distributions                                       (11,198)       (179,057)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                 143,131         220,335
  Proceeds from Reinvestment of Distributions                10,867         174,336
  Payment for Shares Redeemed                              (130,176)       (290,682)
                                                         ----------        --------
  Increase in Net Assets from Capital Share Transactions     23,822         103,989
                                                         ----------        --------
TOTAL INCREASE IN NET ASSETS                                316,431          31,064

NET ASSETS:
  Beginning of Period                                       862,648         831,584
                                                         ----------        --------
  End of Period                                          $1,179,079        $862,648
                                                         ==========        ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        3,976           7,400
  Issued in Reinvestment of Distributions                       314           6,717
  Redeemed                                                   (3,723)         (9,929)
                                                             ------          ------
  Net Increase in Shares of the Fund                            567           4,188
                                                             ======          ======

                              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Conservative Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong American Utilities Fund(3) (a series of Strong Conservative Equity Funds, Inc.(1))
     -    Strong Asset Allocation Fund, Inc.(1) (2)
     - Strong Blue Chip 100 Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Equity Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Growth and Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     - Strong Limited Resources Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
     -    Strong Total Return Fund, Inc.(1) (2)

          (1) An open-end management investment company registered under the Investment Company Act of 1940.
          (2)  Diversified fund
          (3)  Non-diversified fund

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at April 30, 1999 were as follows:

                                Aggregate    Aggregate    Percent of
                                  Cost      Fair Value    Net Assets   Liquid*
                                ---------   ----------    ----------   -------
STRONG ASSET ALLOCATION FUND   $23,326,179  $23,381,100      6.8%       99.7%
STRONG TOTAL RETURN FUND         3,000,000    6,540,000      0.6%      100.0%

          *Percentage of restricted securities which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

--------------------------------------------------------------------------------

          Investments in foreign denominated assets or forward foreign currency contracts may involve greater risks than domestic investments, including currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund and Strong Blue Chip 100 Fund 0.75%, Strong Equity Income Fund and Strong Growth and Income Fund 0.80%, Strong Asset Allocation Fund and Strong Total Return Fund 0.85% of the first $35 million and 0.80% thereafter, and Strong Limited Resources Fund 1.00%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the six months ended April 30, 1999 totaled $232,176.

--------------------------------------------------------------------------------
April 30, 1999 (Unaudited)

     Scarborough Investment Advisors LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 1999 is as follows:

                                                   Shareholder
                                 Payable to    Servicing and Other  Unaffiliated
                                 Advisor at       Expenses Paid      Directors'
                               April 30, 1999      to Advisor           Fees
                               --------------  -------------------  ------------
STRONG AMERICAN UTILITIES FUND      $15,739         $237,780         $1,714
STRONG ASSET ALLOCATION FUND         12,338          298,971          2,092
STRONG BLUE CHIP 100 FUND             2,621          245,736          1,060
STRONG EQUITY INCOME FUND            19,950          167,130          1,493
STRONG GROWTH AND INCOME FUND        20,576          614,282          2,350
STRONG LIMITED RESOURCES FUND         6,056            6,649            750
STRONG TOTAL RETURN FUND             19,689          760,393          4,936

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At April 30, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended April 30, 1999 were as follows:

                                                 Purchases                            Sales
                                     --------------------------------   --------------------------------
                                     U.S. Government                    U.S. Government
                                       and Agency          Other          and Agency         Other
                                     ---------------  ---------------   --------------- ----------------
     STRONG AMERICAN UTILITIES FUND    $       --     $    90,342,606      $     --     $     77,641,298
     STRONG ASSET ALLOCATION FUND       3,000,988          85,962,395       820,757          103,567,195
     STRONG BLUE CHIP 100 FUND                 --         360,512,346            --           64,770,025
     STRONG EQUITY INCOME FUND                 --          36,278,319            --           43,277,889
     STRONG GROWTH AND INCOME FUND             --         357,577,441            --          187,826,401
     STRONG LIMITED RESOURCES FUND             --           1,767,570            --              943,186
     STRONG TOTAL RETURN FUND                  --       2,082,463,365            --        2,044,955,662


6.   INCOME TAX INFORMATION
     The investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                                              at April 30, 1999                          at October 31, 1998
                                        ---------------------------------------------------------------  -------------------
                                                                                              Net
                                        Federal Tax      Unrealized       Unrealized      Appreciation/    Net Capital Loss
                                            Cost        Appreciation     Depreciation    (Depreciation)       Carryovers
                                        ------------    ------------     ------------    --------------    ----------------
     STRONG AMERICAN UTILITIES FUND     $169,352,013    $ 45,819,827      $1,321,821      $ 44,498,006       $       --
     STRONG ASSET ALLOCATION FUND        246,145,312      47,716,511       7,232,255        40,484,256          176,328
     STRONG BLUE CHIP 100 FUND            83,599,939      10,148,092       3,704,133         6,443,959        1,077,525
     STRONG EQUITY INCOME FUND           136,379,837      36,645,373       1,899,891        34,745,482          191,385
     STRONG GROWTH AND INCOME FUND       324,605,636      78,331,805       4,972,773        73,359,032        5,428,554
     STRONG LIMITED RESOURCES FUND         5,581,707         153,934         802,260          (648,326)         677,226
     STRONG TOTAL RETURN FUND            708,890,711     153,274,991       4,961,790       148,313,201               --


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                     Period Ended
                                                             ------------------------------------------------------------
                                                             April 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                    1999(b)     1998      1997      1996    1995(c)     1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $16.31     $13.97    $12.64    $11.73    $ 9.46    $10.19
Income From Investment Operations
  Net Investment Income                                         0.19       0.35      0.40      0.40      0.27      0.46
  Net Realized and Unrealized Gains (Losses) on Investments     1.42       3.12      1.98      0.90      2.25     (0.73)
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              1.61       3.47      2.38      1.30      2.52     (0.27)
Less Distributions
  From Net Investment Income                                   (0.19)     (0.37)    (0.38)    (0.39)    (0.25)    (0.46)
  From Net Realized Gains                                      (0.61)     (0.76)    (0.67)       --        --        --
  Total Distributions                                          (0.80)     (1.13)    (1.05)    (0.39)    (0.25)    (0.46)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $17.12     $16.31    $13.97    $12.64    $11.73    $ 9.46
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                +10.0%     +25.7%    +19.7%    +11.2%    +26.9%     -2.6%
  Net Assets, End of Period (In Millions)                       $245       $214      $135      $122       $92       $38
  Ratio of Expenses to Average Net Assets                       1.0%*      1.0%      1.1%      1.2%      1.2%*     0.5%
  Ratio of Expenses to Average Net Assets without Waivers       1.0%*      1.0%      1.1%      1.2%      1.2%*     1.6%
  Ratio of Net Investment Income to Average Net Assets          2.3%*      2.4%      3.0%      3.2%      3.4%*     4.8%
  Portfolio Turnover Rate                                      35.1%      69.0%     61.9%     84.0%     56.4%    105.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year end from December to October.


STRONG ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                    Period Ended
                                                             ------------------------------------------------------------
                                                             April 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Dec. 31,
Selected Per-Share Data(a)                                    1999(b)     1998      1997      1996    1995(c)     1994
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $21.14     $21.44    $20.12    $20.31    $17.91    $19.06
Income From Investment Operations
  Net Investment Income                                         0.30       0.55      0.67      0.78      0.66      0.70
  Net Realized and Unrealized Gains (Losses) on Investments     3.76       1.75      2.96      1.05      2.32     (0.99)
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              4.06       2.30      3.63      1.83      2.98     (0.29)
Less Distributions
  From Net Investment Income                                   (0.23)     (0.54)    (0.67)    (0.84)    (0.58)    (0.70)
  In Excess of Net Investment Income                              --         --     (0.10)       --        --        --
  From Net Realized Gains                                         --      (2.04)    (1.54)    (1.18)       --        --
  In Excess of Net Realized Gains                                 --      (0.02)       --        --        --     (0.16)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.23)     (2.60)    (2.31)    (2.02)    (0.58)    (0.86)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $24.97     $21.14    $21.44    $20.12    $20.31    $17.91
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                +19.3%     +11.8%    +19.3%     +9.5%    +16.8%     -1.5%
  Net Assets, End of Period (In Millions)                       $343       $288      $277      $263      $261      $249
  Ratio of Expenses to Average Net Assets                       1.1%       1.0%      1.1%      1.1%      1.2%*     1.2%
  Ratio of Net Investment Income to Average Net Assets          2.6%       2.5%      3.2%      3.9%      4.1%*     3.8%
  Portfolio Turnover Rate                                      29.0%     185.9%    276.5%    446.7%    326.8%   359.70%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year end from December to October.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------
STRONG BLUE CHIP 100 FUND
---------------------------------------------------------------------------------------------
                                                                       Period Ended
                                                             --------------------------------
                                                             April 30,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                    1999(b)      1998     1997(c)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $13.24      $10.39     $10.00
Income From Investment Operations
  Net Investment Income (Loss)                                 (0.01)       0.10       0.01
  Net Realized and Unrealized Gains on Investments              3.86        2.86       0.38
---------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.85        2.96       0.39
Less Distributions
  From Net Investment Income                                   (0.00)(d)   (0.11)        --
---------------------------------------------------------------------------------------------
  Total Distributions                                          (0.00)(d)   (0.11)        --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $17.09      $13.24     $10.39
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
  Total Return                                                +29.1%      +28.6%      +3.9%
  Net Assets, End of Period (In Millions)                       $433         $90         $5
  Ratio of Expenses to Average Net Assets                       1.1%*       0.6%       1.0%*
  Ratio of Expenses to Average Net Assets without Waivers       1.1%*       1.3%       2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets  -0.2%*       0.7%       0.6%*
  Portfolio Turnover Rate                                      27.1%       46.5%      21.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from June 30, 1997 (inception) to October 31, 1997.
(d)  Amount calculated is less than $0.01 or 0.1%.


STRONG EQUITY INCOME FUND
------------------------------------------------------------------------------------------------
                                                                      Period Ended
                                                        ----------------------------------------
                                                        April 30,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                               1999(b)     1998      1997    1996(c)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $17.20     $15.84    $12.03   $10.00
Income From Investment Operations
  Net Investment Income                                    0.03       0.11      0.13     0.12
  Net Realized and Unrealized Gains on Investments         3.12       2.05      3.81     2.02

------------------------------------------------------------------------------------------------
  Total from Investment Operations                         3.15       2.16      3.94     2.14
Less Distributions
  From Net Investment Income                              (0.03)     (0.11)    (0.13)   (0.11)
  From Net Realized Gains                                    --      (0.64)       --       --
  In Excess of Net Realized Gains                            --      (0.05)       --       --
------------------------------------------------------------------------------------------------
  Total Distributions                                     (0.03)     (0.80)    (0.13)   (0.11)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $20.32     $17.20    $15.84   $12.03
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                           +18.3%     +14.2%    +32.9%   +21.5%
  Net Assets, End of Period (In Millions)                  $190       $171      $134      $29
  Ratio of Expenses to Average Net Assets                  1.1%*      1.1%      1.1%     1.3%*
  Ratio of Net Investment Income to Average Net Assets     0.3%*      0.7%      0.9%     1.6%*

  Portfolio Turnover Rate                                 19.9%      83.2%    152.6%   158.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from December 29, 1995 (inception) to October 31, 1996.

                               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                               ---------------------------------------
                                                               April 30,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                      1999(b)     1998      1997     1996(c)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $18.73     $16.35    $12.38    $10.00
Income From Investment Operations
  Net Investment Income (Loss)                                   (0.01)      0.03      0.07      0.04
  Net Realized and Unrealized Gains on Investments                4.98       3.07      3.99      2.38
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                4.97       3.10      4.06      2.42
Less Distributions
  From Net Investment Income                                      0.00(d)   (0.03)    (0.07)   (0.04)
  From Net Realized Gains                                           --      (0.62)    (0.02)      --
  In Excess of Net Realized Gains                                   --      (0.07)       --       --
------------------------------------------------------------------------------------------------------
  Total Distributions                                             0.00(d)   (0.72)    (0.09)   (0.04)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $23.70     $18.73    $16.35   $12.38
======================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------
  Total Return                                                   26.6%      19.7%     32.9%    24.2%
  Net Assets, End of Period (In Millions)                         $685       $399      $227      $18
  Ratio of Expenses to Average Net Assets                         1.1%*      1.1%      1.2%     1.9%*
  Ratio of Net Investment Income (Loss) to Average Net Assets    -1.0%*      0.1%      0.5%     0.6%*
  Portfolio Turnover Rate                                        35.4%     107.5%    237.8%   174.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from December 29, 1995 (inception) to October 31, 1996.
(d)  Amount calculated is less than $0.01 or 0.1%.


STRONG LIMITED RESOURCES FUND
---------------------------------------------------------------------------------------------
                                                                        Period Ended
                                                              -------------------------------
                                                              April 30,   Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                     1999(b)      1998     1997(c)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $7.79      $9.51     $10.00
Income From Investment Operations
  Net Investment Loss                                              --      (0.04)        --
  Net Realized and Unrealized Gains (Losses) on Investments      1.17      (1.68)     (0.49)
---------------------------------------------------------------------------------------------
  Total from Investment Operations                               1.17      (1.72)     (0.49)
Less Distributions
  From Net Investment Income                                    (0.01)      0.00(d)      --
---------------------------------------------------------------------------------------------
  Total Distributions                                           (0.01)      0.00(d)      --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $8.95      $7.79     $ 9.51
=============================================================================================
Ratios and Supplemental Data
  Total Return                                                 +15.0%     -18.0%      -4.9%
  Net Assets, End of Period (In  Millions)                         $7         $5         $5
  Ratio of Expenses to Average Net Assets                        2.0%*      2.0%       2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets    0.0%*(d)  -0.4%       0.0%*(d)
  Portfolio  Turnover Rate                                      20.3%      61.2%       1.2%

  *  Calculated on an annualized  basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  For the period from September 30, 1997 (inception) to October 31, 1997.
(d)  Amount calculated is less than $0.01 or 0.1%.

                                   See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------------
STRONG TOTAL RETURN FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Period Ended
                                                               -----------------------------------------------------------------
                                                               April 30,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Dec. 31,
Selected Per-Share Data(a)                                      1999(b)      1998       1997       1996     1995(c)     1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $29.10      $32.66     $31.36    $28.02     $23.62      $24.30
Income From Investment Operations
  Net Investment Income (Loss)                                   (0.03)       0.13       0.19      0.24       0.26        0.25
  Net Realized and Unrealized Gains (Losses) on Investments      10.35        3.44       6.21      4.65       4.41       (0.59)
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               10.32        3.57       6.40      4.89       4.67       (0.34)
Less Distributions
  From Net Investment Income                                     (0.01)      (0.14)     (0.19)    (0.24)     (0.26)      (0.26)
  In Excess of Net Investment Income                                --          --      (0.17)    (0.06)     (0.01)      (0.08)
  From Net Realized Gains                                        (0.38)      (6.89)     (4.74)    (1.25)        --          --
  In Excess of Realized Gains                                       --       (0.10)        --        --         --          --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.39)      (7.13)     (5.10)    (1.55)     (0.27)      (0.34)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $39.03      $29.10     $32.66    $31.36     $28.02      $23.62
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +35.6%      +13.6%     +23.4%    +18.0%     +19.8%       -1.4%
  Net Assets, End of Period (In Millions)                       $1,179        $863       $832      $760       $671        $607
  Ratio of Expenses to Average Net Assets                         1.0%*       1.0%       1.1%      1.1%       1.1%*       1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets    -0.2%*       0.4%       0.6%      0.8%       1.2%*       1.1%
  Portfolio Turnover Rate                                       204.4%      267.8%     404.6%    502.4%     298.8%      290.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 1999 (unaudited).
(c)  In 1995, the Fund changed its fiscal year end from December to October.


                                              See Notes to Financial Statements.

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 11918F99                SCEQ